SABW/DRAFT 1/NP
                                                                   2 APRIL, 2003









                               DATED [{circle}]









                          GRANITE MORTGAGES 03-2 PLC














                     -------------------------------------

                      ISSUER MASTER DEFINITIONS SCHEDULE

                     -------------------------------------


















                           SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                                LONDON EC2R 8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                              REF: 30507-17/590787

                                   CONTENTS

1. Definitions.................................................................1

2. Interpretation and Construction............................................30

3. Governing Law..............................................................32

THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on [{circle}] 2003

BY:

(1)   Sidley Austin Brown & Wood of 1 Threadneedle Street, London EC2R 8AW; and

(2)   Allen & Overy of One New Change, London EC4M 9QQ.

1.    DEFINITIONS

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"ACCOUNT BANK" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"ADDITIONAL INTEREST" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

["ADDITIONAL ASSIGNED MORTGAGE LOAN" means any Mortgage Loan which is assigned by the Seller to the Mortgages Trustee on the Assignment Date under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;]

["ADDITIONAL ASSIGNED MORTGAGE PORTFOLIO" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller assigned to the Mortgages Trustee on the Assignment Date;]

["ADDITIONAL ASSIGNED TRUST PROPERTY" means the Additional Assigned Mortgage Portfolio assigned to the Mortgage Trustee by the Seller on the Assignment Date, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;]

"AGENT BANK" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"AGENTS" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"APPOINTEE" has the meaning specified in the Current Issuer Trust Deed;

"ASSIGNMENT DATE" means [{circle}] April 2003

"AUDITORS" or "AUDITORS" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"AUTHORISED DENOMINATIONS" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, {pound-sterling}1,000 and {pound-sterling}10,000, in the case of any class of the Euro Notes, [e]1,000 and [e]10,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"AUTHORISED DOLLAR HOLDING" means $1,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"AUTHORISED EURO HOLDING" means [e]1,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of [e]1,000 in excess thereof;

"AUTHORISED SIGNATORY" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)   Funding,  any authorised signatory referred to  in  the  Funding  Account
      Mandates;

"AUTHORISED STERLING HOLDING" means {pound-sterling}1,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of {pound-sterling}1,000 in excess thereof;

"AVERAGE FIXED RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE FLEXIBLE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE VARIABLE RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"BASIC TERMS MODIFICATION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BASIS RATE SWAP" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"BASIS RATE SWAP AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex thereto entered into among such Issuer, the related Basis Rate Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"BASIS RATE SWAP PROVIDER" means in relation to the Current Issuer, the Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"BASIS RATE SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"BLOCK VOTING INSTRUCTION" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BLOCKED NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"BUSINESS DAY" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"CALCULATION AGENT" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"CERTIFICATION DATE" has the meaning specified  in  the  Current  Issuer  Trust
Deed;

"CHAIRMAN"  has  the  meaning set out in Schedule 4 to the Current Issuer Trust
Deed;

"CLASS A ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"CLASS A NOTEHOLDERS" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"CLASS A NOTES" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS B ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"CLASS B NOTEHOLDERS" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"CLASS B NOTES" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS C ENFORCEMENT NOTICE" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"CLASS C NOTEHOLDERS" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"CLASS C NOTES" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLEARING SYSTEM" means any of DTC (with respect to the US Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Reg S Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"CLOSING DATE" means [{circle}] 2003

"COMMON DEPOSITARY" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Reg S Global Note Certificates;

"CONDITIONS" or "TERMS AND CONDITIONS" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CONTRACTUAL CURRENCY" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"CURRENT ISSUER" means Granite Mortgages 03-2 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4684567;

"CURRENT ISSUER ACCOUNT BANK" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER AVAILABLE PRINCIPAL RECEIPTS" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

      (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

      (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit any Current Issuer Principal Deficiency Sub Ledger;

      less

      (c) the aggregate amount of all Current Issuer Principal Receipts to be applied on the relevant Payment Date to pay items (A) through
             (E), (G) or (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

"CURRENT ISSUER AVAILABLE REVENUE RECEIPTS" for the Current Issuer in respect of any Payment Date will be an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the amount of Current Issuer Principal Receipts (if any) which are to be applied on the relevant Payment Date to pay items (A) through (E), (G) and/or (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER BANK ACCOUNT AGREEMENT" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"CURRENT ISSUER BANK ACCOUNTS" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"CURRENT ISSUER BASIS RATE SWAP" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"CURRENT ISSUER BASIS RATE SWAP AGREEMENT" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER BASIS RATE SWAP PROVIDER" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CASH MANAGEMENT AGREEMENT" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER CASH MANAGEMENT SERVICES" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CASH MANAGER" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"CURRENT ISSUER CASH MANAGER TERMINATION EVENT" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CHARGED PROPERTY" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"CURRENT ISSUER CONDITIONS" or "CURRENT ISSUER TERMS AND CONDITIONS" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CURRENT ISSUER CORPORATE SERVICES AGREEMENT" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain
corporate  services  with  respect   to   Holdings,  the  Current  Issuer  Post
Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CORPORATE SERVICES PROVIDER" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"CURRENT ISSUER CURRENCY SWAP AGREEMENTS" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER CURRENCY SWAP PROVIDERS" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"CURRENT ISSUER CURRENCY SWAPS" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"CURRENT ISSUER DEED OF ACCESSION" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"CURRENT ISSUER DEED OF CHARGE" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current

Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER DOLLAR ACCOUNT" means the account of the Current Issuer (account number [{circle}]) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER DOLLAR CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Provider and the Note Trustee, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER DOLLAR CURRENCY SWAP PROVIDER" means [{circle}] as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"CURRENT ISSUER DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"CURRENT ISSUER DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"CURRENT ISSUER EURO ACCOUNT" means the account of the Current Issuer (account number [{circle}]) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER EURO CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider and the Note Trustee, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT  ISSUER  EURO  CURRENCY  SWAP  PROVIDER"  means  [{circle}]   as  swap
counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER EURO CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"CURRENT ISSUER EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"CURRENT ISSUER EVENT OF DEFAULT" means a Current Issuer Note Event of Default;

"CURRENT ISSUER INCOME DEFICIT" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items
(A) through (E) (inclusive) and (G) and (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER INTERCOMPANY LOAN" means the loan made by the Current Issuer to
Funding   on  or  about  the  Closing  Date  pursuant  to  the  Current  Issuer
Intercompany Loan Agreement;

"CURRENT ISSUER INTERCOMPANY LOAN AGREEMENT" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"CURRENT ISSUER INTERCOMPANY LOAN CONFIRMATION" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"CURRENT ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"CURRENT ISSUER JERSEY ENFORCEMENT NOTICE" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"CURRENT ISSUER JERSEY SECURED PROPERTY" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"CURRENT ISSUER LEDGERS" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER LIQUIDITY RESERVE FUND" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"CURRENT ISSUER LIQUIDITY RESERVE LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"CURRENT ISSUER LIQUIDITY RESERVE REQUIRED AMOUNT" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"CURRENT ISSUER MASTER DEFINITIONS SCHEDULE" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"CURRENT ISSUER NEW FUNDING SECURED CREDITORS" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"CURRENT  ISSUER  NOTE   DETERMINATION   DATE"   means  the  Distribution  Date
immediately preceding each Payment Date;

"CURRENT ISSUER NOTE ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTE EVENT OF DEFAULT" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTES" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

CURRENT ISSUER POST-ENFORCEMENT CALL OPTION HOLDER" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"CURRENT ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER POST-LIQUIDITY PAYMENTS" means the  payments  set  out in items
(H) through (J) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST-RESERVE PAYMENTS" means the payments set out in item (K) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST START-UP PAYMENTS" means the payments set out in items (L) and (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POTENTIAL NOTE EVENT OF DEFAULT" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"CURRENT ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"CURRENT ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-LIQUIDITY PAYMENTS" means the payments set out in items (A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRE-RESERVE PAYMENTS".  Not applicable to this transaction;

"CURRENT ISSUER PRINCIPAL DEFICIENCY LEDGER" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"CURRENT ISSUER PRINCIPAL DEFICIENCY SUB LEDGER" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger or the Class C Principal Deficiency Sub Ledger;

"CURRENT ISSUER PRINCIPAL LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER PRINCIPAL PAYMENTS" means the payments set forth in items (A) through (E) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRINCIPAL RECEIPTS" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"CURRENT ISSUER PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"CURRENT ISSUER RESERVE FUND" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"CURRENT ISSUER RESERVE FUND LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"CURRENT   ISSUER   RESERVE   REQUIRED   AMOUNT"  means  an  amount  equal   to
{pound-sterling}[{circle}];

"CURRENT  ISSUER  RESERVE  REQUIREMENT"  means   the   Current  Issuer  Reserve
Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"CURRENT ISSUER REVENUE LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER REVENUE RECEIPTS" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"CURRENT ISSUER SECURED CREDITORS" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"CURRENT ISSUER SECURED OBLIGATIONS" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"CURRENT ISSUER SECURITY" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"CURRENT ISSUER START-UP LOAN" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER START-UP LOAN AGREEMENT" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER START-UP LOAN PROVIDER" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER STERLING ACCOUNT" means the account of the Current Issuer (sort code 18-50-08, account number [{circle}]) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER SUBSCRIPTION AGREEMENT" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated [{circle}] 2003 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"CURRENT ISSUER SWAP AGREEMENTS" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "CURRENT ISSUER SWAP AGREEMENT" means any one of them;

"CURRENT ISSUER SWAP PROVIDERS" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider and "CURRENT ISSUER SWAP PROVIDER" means any one of them;

"CURRENT ISSUER TRANSACTION ACCOUNTS" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"CURRENT ISSUER TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Current Issuer Subscription Agreement;

(b)   the Current Issuer Underwriting Agreement;

(c)   the Current Issuer Intercompany Loan Agreement;

(d)   the Current Issuer Deed of Charge;

(e)   the Current Issuer Deed of Accession;

(f)   the Current Issuer Basis Rate Swap Agreement;

(g)   the Current Issuer Dollar Currency Swap Agreements;

(h)   the Current Issuer Euro Currency Swap Agreements;

(i)   the Current Issuer Trust Deed;

(j)   the Current Issuer Paying Agent and Agent Bank Agreement;

(k)   the Current Issuer Cash Management Agreement;

(l)   the Current Issuer Post-Enforcement Call Option Agreement;

(m)   the Current Issuer Bank Account Agreement;

(n)   the Current Issuer Notes;

(o)   the Current Issuer Corporate Services Agreement

(p)   the Current Issuer Start-up Loan Agreement;

(q)   any Swap Collateral Ancillary Document; and

(r) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents
      (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"CURRENT ISSUER TRUST DEED" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"CURRENT ISSUER UNDERWRITING AGREEMENT" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated [{circle}] 2003, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"CUT-OFF DATE" means [31 March 2003];

"CUT-OFF DATE MORTGAGE PORTFOLIO" means as of the Cut-Off Date, the Existing Mortgage Portfolio combined with the Additional Mortgage Portfolio;

"DEFERRED INTEREST" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"DESIGNATED SUBSIDIARY" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"DETERMINATION DATE" means the first Business Day of any calendar month which includes a Payment Date;

"DETERMINATION PERIOD" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"DISTRIBUTION COMPLIANCE PERIOD" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"DOLLAR CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes thereto entered into among such Issuer, the related Dollar Currency Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"DOLLAR CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"DOLLAR CURRENCY SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where the Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"DOLLAR INTEREST DETERMINATION DATE" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"DOLLAR NOTES" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"DOWNGRADE TERMINATION EVENT" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"DRAWDOWN DATE" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC CUSTODIAN" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"EURO CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes thereto entered into among such Issuer, the related Euro Currency Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"EURO CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"EURO CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the
Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"EURO CURRENCY SWAP RATE" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"EURO INTEREST DETERMINATION DATE" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"EURO NOTES" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"EVENT OF DEFAULT" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"EXCHANGE DATE" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"EXISTING MORTGAGE LOANS" means the Mortgage Loans in the Existing Mortgage Portfolio;

"EXISTING MORTGAGE PORTFOLIO" means the portfolio of Initial Mortgage Loans and Further Mortgage Loans as it is constituted as of any date of determination prior to the Closing Date, taking account of, among other things, amortization of Mortgage Loans in that portfolio and the addition and/or removal of any Mortgage Loans to or from that portfolio since 26 March 2001;

"EXTRAORDINARY RESOLUTION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"FINAL MATURITY DATE" means:

      (a) in respect of the Series 1 Class A1 Notes, the Payment Date falling in [{circle}];

      (b) in respect of the Series 1 Class A2 Notes, the Payment Date falling in [{circle}]; and

      (c) and in respect of any other Current Issuer Notes, the Payment Date falling in July 2043;

"FINAL REPAYMENT DATE" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in [{circle}] and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"FINANCIAL YEAR" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"FIXED RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FIXED RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SWAP RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FORM OF PROXY" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"FUNDING (CURRENT ISSUER) BANK ACCOUNT AGREEMENT" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GUARANTEED INVESTMENT CONTRACT" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GIC ACCOUNT" means the account in the name of Funding into which will be deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"FURTHER MORTGAGE LOANS" means any Mortgage Loan which was assigned by the Seller to the Mortgages Trustee on 26 March 2001 under the terms of the Mortgage Sale Agreement and referenced by its Mortgage Loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"GLOBAL NOTE CERTIFICATES" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "GLOBAL NOTE CERTIFICATE" means any one of them;

"HOLDER" or "HOLDER" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"INDIVIDUAL NOTE CERTIFICATES" means the note certificates representing the Current Issuer Notes in definitive form;

"INITIAL RELEVANT SCREEN RATE" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"INSOLVENCY EVENT" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "RELEVANT ENTITY") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or
      (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "RELEVANT ENTITY"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"INTEREST AMOUNTS" has the meaning given to it under Condition 4(d) of the Current Issuer Notes;

"INTEREST DETERMINATION DATE" means, in relation to the Current Issuer Notes:

(a) in respect of the Series 1 Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply;

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"INTEREST PERIOD" means:

(a) in relation to each of the Current Issuer Notes and any Payment Date, the period from (and including) the immediately preceding Payment Date for such Current Issuer Note (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date for such Current Issuer Note;

(b) in relation to the Current Issuer Start-up Loan and any Payment Date, the period from (and including) the immediately preceding Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

"ISSUER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"JERSEY SECURED PROPERTY" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"JERSEY SECURITY INTEREST" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"JUNIOR NOTEHOLDERS" means the holders for the time being of the Class C Notes;

"JUNIOR NOTES" means, in relation to the Current Issuer, the Class C Notes;

"LEAD MANAGERS" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. and (2) in respect of the Reg S Notes, Lehman Brothers International (Europe) and Merrill Lynch International;

"MANAGERS" means, in relation  to the Reg S Notes issued by the Current Issuer,
Lehman   Brothers   International  (Europe),   Merrill   Lynch   International,
[{circle}], [{circle}] and [{circle}];

"MASTER DEFINITIONS SCHEDULE" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"MEZZANINE  NOTEHOLDERS"  means  the  holders for the time being of the Class B
Notes;

"MEZZANINE NOTES" means, in relation to the Current Issuer, the Class B Notes;

"NOTE CERTIFICATES" means any Global Note Certificates or Individual Note Certificates;

"NOTE DETERMINATION DATE" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"NOTE ENFORCEMENT NOTICE" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"NOTE EVENT OF DEFAULT" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"NOTEHOLDERS" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"NOTES" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"NOTICE" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the offering circular dated [{circle}] 2003 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"OFFICERS' CERTIFICATE" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"PAYING AGENT AND AGENT BANK AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"PAYING AGENTS" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"PAYMENT DATE" means:

(a) in relation to the Series 2 Class A Notes and the Series 2 Class C1 Notes, the 20th day of [July] in each year commencing on the Payment Date falling in [July] 2003 or, if such day is not a Business Day, the next succeeding Business Day, up to and including the earliest of (i) the Payment Date in [July 2010], (ii) the occurrence of a Trigger Event or
      (iii) enforcement of the Issuer Security, and thereafter the 20th day of January, April, July and October in each year or, if such day is not a Business Day, the next succeeding Business Day; and

(b) in relation to the Current Issuer Notes (other than the Series 2 Class A Notes and the Series 2 Class C1 Notes), the 20th day of January, April, July and October in each year, beginning in July 2003 or, if such day is not a Business Day, the next succeeding Business Day.

"POOL FACTOR" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"POTENTIAL CURRENT ISSUER EVENT OF DEFAULT" has the same meaning as "POTENTIAL NOTE EVENT OF DEFAULT";

"PRELIMINARY OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the preliminary offering circular dated [{circle}] 2003 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"PRELIMINARY PROSPECTUS" means, in relation to the Current Issuer Notes, the preliminary prospectus dated [{circle}] 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"PRINCIPAL AMOUNT OUTSTANDING" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"PRINCIPAL PAYING AGENT" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"PROSPECTUS" means, in relation to the Current Issuer Notes, the prospectus dated [{circle}] 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"PROXY" has the meaning  specified  in  Schedule  4 to the Current Issuer Trust
Deed;

"RATE OF INTEREST" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"RATING AGENCIES" means S&P, Moody's and Fitch, and "RATING AGENCY" means any of them;

"REASONABLE PRUDENT MORTGAGE LENDER" or "REASONABLE PRUDENT MORTGAGE LENDER" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England and Wales who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"RECORD DATE" means the fifteenth day before the due date for any payment on the Notes;

"REFERENCE BANKS" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"REFERENCE LENDERS" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"REGISTER" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"REGISTRAR" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"REGISTRATION STATEMENT" means the registration statement on Form S-11 (No. 333-103897) as filed with the SEC;

"REGULATION S LEGEND" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"REGULATIONS" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"RELEVANT MARGIN" has the meaning specified in Condition 4 of the Current Issuer Notes;

"RELEVANT NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"RELEVANT SCREEN RATE" has the meaning specified in Condition 4 of the Current Issuer Notes;

"REPRESENTATIVE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"SECURITY DOCUMENTS" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"SENIOR NOTEHOLDERS" means the holders for the time being of the Class A Notes;

"SENIOR NOTES" means, in relation to the Current Issuer, the Class A Notes;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"SERIES 1 CLASS A3 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A3 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A1 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A2 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A3 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A GLOBAL NOTE CERTIFICATES" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "SERIES 1 CLASS A GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 CLASS A NOTEHOLDERS" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"SERIES 1 CLASS A1 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A1 Notes;

"SERIES 1 CLASS A2 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A2 Notes;

"SERIES 1 CLASS A3 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A3 Notes;

"SERIES 1 CLASS A NOTES" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"SERIES 1 CLASS A1 NOTES" means the notes comprising the $[{circle}] Floating Rate Notes due [{circle}] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A2 NOTES" means the notes comprising the $[{circle}] Floating Rate Notes due [{circle}] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A3 NOTES" means the notes comprising the $[{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 1 Class B Notes;

"SERIES 1 CLASS B NOTES" means the notes comprising the $[{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES  1  CLASS  C  DOLLAR CURRENCY SWAP" means, in relation to  the  Current
Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS C GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 1 Class C Notes;

"SERIES 1 CLASS C NOTES" means the notes comprising the $[{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 GLOBAL NOTE CERTIFICATES" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate and the Series 1 Class C Global Note Certificate and "SERIES 1 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 NOTES" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes and the Series 1 Class C Notes;

"SERIES 2 CLASS A EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Euro;

"SERIES 2 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 2 Class A Notes;

"SERIES 2 CLASS A NOTES" means the notes comprising the [e][{circle}] Fixed/Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules

1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS B EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"SERIES 2 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 2 Class B Notes;

"SERIES 2 CLASS B NOTES" means the notes each comprising the [e][{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS C1 EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C1 Notes in Euro;

"SERIES 2 CLASS C2 EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C2 Notes in Euro;

"SERIES 2 CLASS C1 GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 2 Class C1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS C2 GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 2 Class C2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS C GLOBAL NOTE CERTIFICATES" means the Series 2 Class C1 Global Note Certificate, the Series 2 Class C2 Global Note Certificate and the "SERIES 2 CLASS C GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 2 CLASS C NOTEHOLDERS" means the Series 2 Class C1 Noteholders, the Series 2 Class C2 Noteholders or any of them;

"SERIES 2 CLASS C1 NOTEHOLDERS" means the holders for the time being of the Series 2 Class C1 Notes;

"SERIES 2 CLASS C2 NOTEHOLDERS" means the holders for the time being of the Series 2 Class C2 Notes;

"SERIES 2 CLASS C NOTES" means the Series 2 Class C1 Notes and the Series 2 Class C2 Notes or any of them;

"SERIES 2 CLASS C1 NOTES" means the notes comprising the [e] [{circle}] Fixed/Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class C1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS C2 NOTES" means the notes comprising the [e] [{circle}] Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class C2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 GLOBAL NOTE CERTIFICATES" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate and the Series 2 Class C Global Note Certificate and "SERIES 2 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 2 NOTES" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes and the Series 2 Class C Notes;

"SERIES 3 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 3 Class A Notes;

"SERIES 3 CLASS A NOTES" means the notes comprising the {pound-sterling}[{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 3 Class B Notes;

"SERIES 3 CLASS B NOTES" means the notes comprising the {pound-sterling}[{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS C GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 3 Class C Notes;

"SERIES 3 CLASS C NOTES" means the notes comprising the {pound-sterling}[{circle}] Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 GLOBAL NOTE CERTIFICATES" means collectively the Series 3 Class A Global Note Certificate, the Series 3 Class B Global Note Certificate and the Series 3 Class C Global Note Certificate and "SERIES 3 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 3 NOTES" means collectively the Series 3 Class A Notes, the Series 3 Class B Notes and the Series 3 Class C Notes;

"SPECIFIED OFFICE" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"STEP-UP DATE" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in [July 2010];

"STERLING NOTES" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"SUBORDINATED PRINCIPAL TEST":

  (a) in respect of the Current Issuer Notes, means the test which is satisfied
      (1) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and (2) on any Payment Date on which (a) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at that Payment Date is greater than (b) the product of (i) 2 and (ii) the percentage equal to the aggregate Principal Amount

      Outstanding of the Class B Notes and the Class C Notes as at the Closing Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at the Closing Date;

(b) in respect of any Previous Issuer Notes, has the meaning given to it in the Issuer Master Definitions Schedule relating to that Previous Issuer; or

(c) in respect of any New Notes issued by any New Issuer, has the meaning given to it in the Issuer Master Definitions Schedule relating to that New Issuer;

"SWAP COLLATERAL" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"SWAP COLLATERAL ACCOUNTS" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"SWAP COLLATERAL ANCILLARY DOCUMENT" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"SWAP COLLATERAL AVAILABLE PRINCIPAL AMOUNT" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"SWAP COLLATERAL AVAILABLE REVENUE AMOUNT" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"SWAP COLLATERAL CASH ACCOUNT" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"SWAP COLLATERAL EXCLUDED AMOUNT" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"SWAP COLLATERAL LEDGER" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"SWAP COLLATERAL SECURITIES ACCOUNT" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"SWAP PROVIDER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"SWAP REPLACEMENT PAYMENT" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"TELERATE PAGE NO. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"THREE MONTH LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Mortgages Trust Deed;

(b)   the Mortgage Sale Agreement;

(c)   the Funding Deed of Charge;

(d)   the Administration Agreement;

(e)   the Cash Management Agreement;

(f)   the Funding Guaranteed Investment Contract;

(g)   the Mortgages Trustee Guaranteed Investment Contract;

(h)   the Bank Account Agreement;

(i)   the Collection Bank Agreement;

(j)   the Share Trust Deed;

(k)   Corporate Services Agreement; and

(l)   Current Issuer Transaction Documents;

"TRANSFER AGENT" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"TRUST DEED" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"TRUSTEE ACTS" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"UNDERWRITERS" means, in relation to the US Notes issued by the Current Issuer, [{circle}], Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and [{circle}];

"US PAYING AGENT" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"VARIABLE RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SWAP SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"WEIGHTED AVERAGE FIXED RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.    INTERPRETATION AND CONSTRUCTION

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

      "AGREED FORM" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

      the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "DISPOSE" shall be construed accordingly;

      a "GUARANTEE" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "MONTHS" shall be construed accordingly);

      "PARTY" shall be construed as a party to a particular agreement, as the case may be;

      "SUBSIDIARY" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the "WINDING-UP" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "{pound-sterling}", "STERLING", "STERLING" or "POUNDS STERLING" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "[e]", "EURO" or "EURO" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US DOLLARS", "DOLLARS" or "DOLLARS" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)    words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

      (i)    references   to   any  person  shall  include  references  to  his
             successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.    GOVERNING LAW

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1





                            STANDARD DOCUMENTATION




         PART 1 DOCUMENTS USED IN THE ORIGINATION OF ANY MORTGAGE TYPE

SABW  DOCUMENT                                                      REFERENCE                USAGE PERIOD AND NOTES
A   MORTGAGE BROCHURES
A1  Hard to beat - Mortgages - An Introduction                      Dev 3  1.6.95            From 1 Jun 1995 to Apr 1997
    Northern Rock Building Society
A2  Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     DEV 93                   From 19 Jun 1995
    Northern Rock Building Society                                  19.06.1995
A3  Mortgages - A guide to costs                                    Dev 143 1.7.95           From 1 Jul 1995 to Jul 1995
    Northern Rock Building Society
A4  Mortgages - A guide to costs                                    Dev 143  14.7.95         From 14 Jul 1995 to Sep 1995
    Northern Rock Building Society
A5  Mortgages - A guide to costs                                    Dev 143  4.9.95          From 4 Sep 1995 to Nov 1995
    Northern Rock Building Society
A6  Mortgages - A guide to costs                                    Dev 143 30.11.95         From 30 Nov 1995 to Dec 1995
    Northern Rock Building Society
A7  Mortgages - A guide to costs                                    Dev 143 13.12.95         From 13 Dec 1995 to Mar 1996
    Northern Rock Building Society
A8  Mortgages - A guide to costs                                    Dev 143 8.3.96           From 8 Mar 1996 to Jun 1996
    Northern Rock Building Society
A9  Mortgages - A guide to costs                                    Dev 143 10.6.96          From 10 Jun 1996 to Feb 1997
    Northern Rock Building Society
A10 Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     DEV 93                   From 1 Sept 1996
    Northern Rock Building Society                                  01.9.1996
A11 Mortgages - A guide to costs                                    Dev 143 11.2.97          From 11 Feb 1997 to Mar 1997
    Northern Rock Building Society
A12 You and your mortgage - The Mortgage Code
    [Introductory leaflet]
A13 The Mortgage Code                                               First Edition:
                                                                    March 1997               From Mar 1997
A14 Mortgages - A guide to costs                                    Dev 143 27.3.97          From 27 Mar 1997 to May 1997
    Northern Rock Building Society
A15 Hard to beat - Mortgages - An Introduction                      Dev 3  10.4.97           From 10 Apr 1997 to Jul 1997
    Northern Rock Building Society
A16 Mortgages - A guide to costs                                    Dev 143 6.5.97           From 6 May 1997 to Jul 1997
    Northern Rock Building Society
A17 Hard to beat - Mortgages - An Introduction                      Dev 3  1.7.97            From 1 Jul 1997 to Oct 1997
    Northern Rock Building Society
A18 Mortgages - A guide to costs - Hard to Beat                     Dev 143 11.7.97          From 11 Jul 1997 to Oct 1997
    Northern Rock Building Society

SABW  DOCUMENT                                                 REFERENCE                 USAGE PERIOD AND NOTES

A19 Hard to beat - Mortgages - An Introduction                 MAR 1  1.10.97            From 1 Oct 1997 to Dec 1997
    Northern Rock plc
A20 Mortgages - A guide to costs - Hard to Beat                MAR 2 1.10.97             From 1 Oct 1997 to Nov 1997
    Northern Rock plc
A21 Hard to Beat - Keeping the Benefits Once
    Your Mortgage Ends                                         MAR 9                     From 1 Oct 1997
    Northern Rock plc                                          01.10.1997
A22 Mortgages - A guide to costs - Hard to Beat                MAR 2 12.11.97            From 12 Nov 1997 to Feb 1998
    Northern Rock plc
A23 Hard to beat - Mortgages - An Introduction                 MAR 1 15.12.97            From 15 Dec 1997 to Feb 1998
    Northern Rock plc
A24 Hard to beat - Mortgages - An Introduction                 MAR 1  12.2.98            From 12 Feb 1998 to Oct 1998
    Northern Rock plc
A25 Mortgages - A guide to costs - Hard to Beat                MAR 2 12.2.98             From 12 Feb 1998 to Jun 1998
    Northern Rock plc
A26 Hard to Beat - Keeping the Benefits Once Your
    Mortgage Ends                                              MAR 9  12.2.1998          From 12 Feb 1998
    Northern Rock plc
A27 The Mortgage Code                                          Second Edition:
                                                               April 1998                From Apr 1998
A28 Mortgages - A guide to costs - Hard to Beat                MAR 2/8267 17.6.98        From 17 Jun 1998 to Oct 1998
    Northern Rock plc
A29 Hard to Beat - Keeping the Benefits Once Your
    Mortgage Ends                                              MAR 9/8375                From 1 Aug 1998
    Northern Rock plc                                          01.8.1998
A30 Mortgages - A guide to costs - Hard to Beat                MAR 2/8528 8.10.98        From 8 Oct 1998 to Nov 1998
    Northern Rock plc
A31 Hard to beat - Mortgages - An Introduction                 MAR 1 23.10.98            From 23 Oct 1998 to Feb 1999
    Northern Rock plc
A32 Mortgages - A guide to costs - Hard to Beat                MAR 2/8600 5.11.98        From 5 Nov 1998 to Jan 1999
    Northern Rock plc
A33 Mortgages - A guide to costs - Hard to Beat                MAR 2/8729 7.1.99         From 7 Jan 1999 to Feb 1999
    Northern Rock plc
A34 Mortgages - A guide to costs - Hard to Beat                MAR 2/8789 4.2.99         From 4 Feb 1999 to Apr 1999
    Northern Rock plc
A35 Mortgages - An Introduction                                MAR 1  25.2.99            From 25 Feb 1999 to Jun 1999
    Northern Rock plc
A36 Mortgages - A guide to costs - Hard to Beat                MAR 2/8923 13.4.99        From 13 Apr 1999 to to Jun 1999
    Northern Rock plc
A37 Mortgages - the details                                    MAR 23/8958 16.6.99       From 16 Jun 1999 to Jan 2000
    Northern Rock plc
A38 Mortgages - the costs                                      MAR 244/8958 16.6.99      From 16 Jun 1999 to Jun 1999
    Northern Rock plc
A39 Mortgages - the costs                                      MAR 244/9115 28.6.99      From 28 Jun 1999 to Nov 1999
    Northern Rock plc
A40 Mortgages - the costs                                      MAR 244/9489 9.11.99      From 9 Nov 1999 to Jan 2000
    Northern Rock plc
A41 Mortgages - the details                                    MAR 235/9611 4.1.2000     From 4 Jan 2000 to May 2000
    Northern Rock plc

SABW  DOCUMENT                                                  REFERENCE                  USAGE PERIOD AND NOTES

A42 Mortgages - the costs                                       MAR 244/9679 17.1.2000     From 17 Jan 2000 to Mar 2000
    Northern Rock plc
A43 Be straight with me - Mortgage costs in black and white     MAR 244/9815 4.3.2000      From 4 Mar 2000 to Apr 2000
    Northern Rock plc
A44 Safe & Sure - Keeping the Benefits Once Your Mortgage Ends  MAR 9/9895                 From 14 Mar 2000
    Northern Rock plc                                           14.3.2000
A45 Be straight with me - Mortgage costs in black and white     MAR 244/10029 27.4.2000    From 27 Apr 2000 to Jan 2001
    Northern Rock plc
A46 Give me the facts - Mortgage details explained              MAR 235/9666 and 5.2000    From 1 May 2000 to Oct 2000
    Northern Rock plc
A47 Give me a choice - Mortgage deals to suit everyone          MAR 236/10198 and
                                                                28.6.2000                  From 28 Jun 2000 to Aug 2000
    Northern Rock plc
A48 Give me a choice - Mortgage deals to suit everyone          MAR 236/10332 4.8.2000     From 4 Aug 2000
    Northern Rock plc
A49 Give me the facts - Mortgage details explained              MAR 235/10554 and 10.2000  From Oct 2000 to Jan 2001
    Northern Rock plc
A50 Give me the facts                                           MAR 235/10899              From 10 Jan 2001 to Sep 2001
    Northern Rock plc
A51 Be straight with me - Mortgage costs in black and white     MAR 244/10868 10.1.2001    From 10 Jan 2001 to Feb 2001
    Northern Rock plc
A52 Be straight with me - Mortgage costs in black and white     MAR 244/10998 8.2.2001     From 8 Feb 2001 to Apr 2001
    Northern Rock plc
A53 Be straight with me - Mortgage costs in black and white     MAR 244/11170 5.4.2001     From 5 Apr 2001 to May 2001
    Northern Rock plc
A54 Be straight with me - Mortgage costs in black and white     MAR 244/11281 10.5.2001    From 10 May 2001 to Aug 2001
    Northern Rock plc
A55 Be straight with me - Mortgage costs in black and white     MAR 244/11592 2.8.2001     From 2 Aug 2001 to sep 2001
    Northern Rock plc
A56 Give me the facts                                           MAR 235/11679 3.9.2001     From 3 Sep 2001
    Northern Rock plc
A57 Be straight with me - Mortgage costs in black and white     MAR 244/11592 3.9.2001     From 3 Sep 2001 to Sep 2001
    Northern Rock plc
A58 Be straight with me - Mortgage costs in black and white     MAR 244/11807 19.9.2001    From 19 Sep 2001 to Oct 2001
    Northern Rock plc
A59 Be straight with me - Mortgage costs in black and white     MAR 244/11855 4.10.2001    From 4 Oct 2001 to Nov 2001
    Northern Rock plc

SABW DOCUMENT                                                           REFERENCE      USAGE PERIOD AND NOTES
A60 Be straight with me - Mortgage costs in black and white             MAR            From 8 Nov 2001
    Northern Rock plc                                                   244/11973
                                                                        8.11.2001
A61 Safe & Sure - Keeping the Benefits Once Your Mortgage Ends          MAR            From 12 Dec 2001
    Northern Rock plc                                                   9/12119
                                                                        12.12.2001
A62 Give me the facts                                                   MAR            From 9 Jan 2002
    Northern Rock plc                                                   235/12189
                                                                        9.1.2002
A63 All you need to know about mortgages                                MAR            From 21 Jan 2002
    Northern Rock plc                                                   235/12275
                                                                        21.1.2002
A64 Be straight with me - Mortgage costs in black and white             MAR            From 1 Apr 2002
    Northern Rock plc                                                   244/12486
                                                                        1.4.2002
A65 All you need to know about mortgages                                MAR            From 9 May 2002
    Northern Rock plc                                                   235/12537
                                                                        9.5.2002
A66 Be straight with me - Mortgage costs in black and white             MAR            From 9 May 2002
    Northern Rock plc                                                   244/12539
                                                                        9.5.2002
A67 Be straight with me - Mortgage costs in black and white             MAR            From 26 Jul 2002
    Northern Rock plc                                                   244/12859
                                                                        26.7.2002
A68 All you need to know about mortgages                                MAR            From 10 Oct 2002
    Northern Rock plc                                                   235/13039
                                                                        10.10.2002
A69 I want a shorter mortgage, and I want guarantees - Mortgages        MAR            From 10 Oct 2002
    Guaranteed Repayment                                                617/13070
    Northern Rock plc                                                   10.10.2002
A70 Be straight with me - Mortgage costs in black and white             MAR            From 10 Oct 2002
    Northern Rock plc                                                   244/12123
                                                                        10.10.2002
A71 Hard to Beat - Keeping the Benefits Once Your Mortgage Ends         MAR 9          From 1 Oct 1997
    Northern Rock plc                                                   01.10.1997
A72 Mortgage costs in black and white                                   MAR            From 6 Jan 2003
    Northern Rock plc                                                   244/13280
                                                                        06.01.2003
A73 All you need to know about Mortgages                                MAR            From 9 Jan 2003
    Northern Rock plc                                                   235/13279
                                                                        09.01.2003
A74 I want a shorter mortgage, and guarantee                            MAR            From 10 Jan 2003
                                                                        617/13371
A75 Mortgage costs in black and white                                   MAR            From 27 Jan 2003
    Northern Rock plc                                                   244/13437
                                                                        27.01.2003
A76 Mortgage costs in black and white                                   MAR            From 8 Feb 2003
    Northern Rock plc                                                   244/13501
                                                                        08.02.2003
B   MORTGAGE SUMMARY INFORMATION - BORROWERS                                           (i.e. given to Borrowers dealing directly
                                                                                       with Northern Rock)
B1  Update 18th September 2000                                          MAR 236        From 18 Sept 2000
                                                                        18.9.2000
B2  Update 2nd October 2000                                             MAR 236        From 02 Oct 2000
                                                                        2.10.2000
B3  Update 22nd November 2000                                           MAR 236        From 22 Nov 2000
                                                                        22.11.2000

SABW  DOCUMENT                            REFERENCE                   USAGE PERIOD AND NOTES
B4    Update 10th January 2001            MAR 236 10.1.2001           From 10 Jan 2001
B5    Update 1st February 2001            MAR 236 1.2.2001            From 01 Feb 2001
B6    Update 12th February 2001           MAR 236 12.2.2001           From 12 Feb 2001
B7    Update 22nd February 2001           MAR 236 22.2.2001           From 22 Feb 2001
B8    Update 6th April 2001               MAR 236 6.4.2001            From 06 Apr 2001
B9    Update 10th May 2001                MAR 236 10.5.2001           From 10 May 2001
B10   Update 22nd June 2001               MAR 236 22.6.2001           From 22 June 2001
B11   Update 2nd August 2001              MAR 236 2.8.2001            From 02 Aug 2001
B12   Update 3rd September 2001           MAR 236 3.9.2001            From 03 Sept 2001
B13   Update 19th September 2001          MAR 236 19.9.2001           From 19 Sept 2001
B14   Update 4th October 2001             MAR 236 4.10.2001           From 04 Oct 2001
B15   Update 5th December 2001            MAR 236 5.12.2001           From 05 Dec 2001
B16   Update 7th January 2002             MAR 236 7.1.2002            From 07 Jan 2002
B17   Update 15th January 2002            MAR 236 15.1.2002           From 15 Jan 2002
B18   Update 25th January 2002            MAR 236 25.1.2002           From 25 Jan 2002
B19   Update 9th February 2002            MAR 236 09.2.2002           From 9 Feb 2002
B20   Update 20th March 2002              MAR 236 20.3.2002           From 20 Mar 2002
B21   Update 10th May 2002                MAR 236 10.5.2002           From 10 May 2002
B22   Update 26th July 2002               MAR 236 26.7.2002           From 26 Jul 2002
B23   Update 7th August 2002              MAR 236 07.8.2002           From 7 Aug 2002
B24   Update 30th August 2002             MAR 236 30.8.2002           From 30 Aug 2002
B25   Update 21st October 2002            MAR 236 21.10.2002          From 21 Oct 2002
B26   Update 8th November 2002            MAR 236 08.11.2002          From 8 Nov 2002
B27   Update 27th November 2002           MAR 236                     From 27 Nov 2002
                                          27.11.2002

SABW  DOCUMENT                            REFERENCE      USAGE PERIOD AND NOTES
B28 Update 10th Jan 2003                  MAR 236        From 10 Jun 2003
                                          10.01.2003
B29 Update 8th Feb 2003                   MAR 236        From 8 Feb 2003
                                          08.02.2003
C   MORTGAGE SUMMARY INFORMATION - BROKERS               (i.e. given to Borrowers dealing directly with Northern Rock)
C1  Mortgage Update                                      Regular editions from 17 Nov 1994 onwards
C2  Mortgage Update 9th December 1994     Dev 291        From 09 Dec 1994
C3  Mortgage Update 19th December 1994    Dev 291        From 19 Dec 1994
C4  Mortgage Update 11th January 1995     Dev 291        From 11 Jan 1995
C5  Mortgage Update 1st February 1995     Dev 291        From 01 Feb 1995
C6  Mortgage Update 24th March 1995       Dev 291        From 24 Mar 1995
C7  Mortgage Update 18th April 1995       Dev 291        From 18 April 1995
C8  Mortgage Update 17th May 1995         Dev 291        From 17 May 1995
C9  Mortgage Update 5th June 1995         Dev 291        From 05 Jun 1995
C10 Mortgage Update 19th June 1995        Dev 291        From 19 Jun 1995
C11 Mortgage Update 17th July 1995        Dev 291        From 17 Jul 1995
C12 Mortgage Update 1st September 1995    Dev 291        From 01 Sep 1995
C13 Mortgage Update 4th September 1995    Dev 291        From 04 Sep 1995
C14 Mortgage Update 16th October 1995     Dev 291        From 16 Oct 1995
C15 Mortgage Update 30th November 1995    Dev 291        From 30 Nov 1995
C16 Mortgage Update 13th December 1995    Dev 291        From 13 Dec 1995
C17 Mortgage Update 3rd January 1996      Dev 291        From 03 Jan 1996
C18 Mortgage Update 18th January 1996     Dev 291        From 18 Jan 1996
C19 Mortgage Update 25th January 1996     Dev 291        From 25 Jan 1996
C20 Mortgage Update 12th March 1996       Dev 291        From 12 Mar 1996
C21 Mortgage Update 22nd April 1996       Dev 291        From 22 Apr 1996
C22 Mortgage Update 10th June 1996        Dev 291        From 10 Jun 1996
C23 Mortgage Update 2nd September 1996    Dev 291        From 02 Sep 1996
C24 Mortgage Update 21st October 1996     Dev 291        From 21 Oct 1996
C25 Mortgage Update 11th November 1996    Dev 291        From 11 Nov 1996
C26 Mortgage Update 3rd January 1997      Dev 291        From 03 Jan 1997
C27 Mortgage Update 11th February 1997    Dev 291        From 11 Feb 1997
C28 Guide to Mortgages                    Dev 434        From 04 Apr 1997
C29 Mortgage Update                       Dev 435        From 04 Apr 1997
C30 Mortgage Update 28.5.97               Dev 435        From 28 May 1997
C31 Mortgage Update 9.6.97                Dev 435        From 09 Jun 1997
C32 Mortgage Update 25.6.97               Dev 435        From 25 Jun 1997
C33 Mortgage Update 11.8.97               Dev 435        From 11 Aug 1997
C34 Mortgage Update 3.9.97                Dev 435        From 03 Sep 1997
C35 Mortgage Update 17.9.97               Dev 435        From 17 Sep 1997
C36 Mortgage Update - Issue No 1          MAR 35         From 03 Nov 1997

SABW DOCUMENT                                              REFERENCE       USAGE PERIOD AND NOTES
C37 Mortgage Update - Issue No 2                           MAR 35          From 12 Nov 1997
C38 Mortgage Update - Issue No 3                           MAR 35          From 16 Dec 1997
C39 Mortgage Update - Issue No 5                           MAR 35          From 29 Jan 1998
C40 Mortgage Update - Issue No 6                           MAR 35          From 12 Feb 1998
C41 Mortgage Update - Issue No 7                           MAR 35          From 01 Apr 1998
C42 Mortgage Update - Issue No 8                           MAR 35          From 06 May 1998
C43 Mortgage Update - Issue No 9                           MAR 35          From 17 Jun 1998
C44 Mortgage Update - Issue No 9                           MAR 35          From 01 Jul 1998
C45 Mortgage Update - Issue No 10                          MAR 35          From 08 Aug 1998
C46 Mortgage Update - Issue No 11                          MAR 35          From 19 Sep 1998
C47 Mortgage Update - Issue No 12                          MAR 35          From 08 Oct 1998
C48 Mortgage Update - Issue No 13                          MAR 35          From 05 Nov 1998
C49 Mortgage Update - Issue No 14                          MAR 35          From 07 Dec 1998
C50 Mortgage Update - Issue No 15                          MAR 35          From 22 Jan 1999
C51 Mortgage Update - Issue No 16                          MAR 35          From 04 Feb 1999
C52 Mortgage Update - Issue No 17                          MAR 35          From 06 Mar 1999
C53 Mortgage Update - Issue No 18                          MAR 35          From 13 Apr 1999
C54 Mortgage Update - Issue No 19                          MAR 35          From 16 Jun 1999
C55 Mortgage Update - Issue No 20                          MAR 35          From 28 Jul 1999
C56 Mortgage Update - Issue No 21                          MAR 35          From 26 Aug 1999
C57 Together Flexible - Total Flexibility in One Loan
C58 Mortgage Update - Issue No 22                          MAR 35          From 09 Sep 1999
C59 Mortgage Update - Issue No 23                          MAR 35          From 29 Sep 1999
C60 Mortgage Update - Issue No 24                          MAR 35          From 09 Nov 1999
C61 Mortgage Update - Issue No 25                          MAR 35          From 01 Dec 1999
C62 Mortgage Update - Issue No 26                          MAR 35          From 04 Jan 2000
C63 Mortgage Update - Issue No 27                          MAR 35          From 17 Jan 2000
C64 Mortgage Update - Issue No 28                          MAR 35          From 10 Mar 2000
C65 Mortgage Update - Issue No 29                          MAR 35          From 27 Apr 2000
C66 Mortgage Update - Issue No 30                          MAR 35          From 07 Jun 2000
C67 Mortgage Update - Issue No 31                          MAR 35          From 28 Jun 2000
C68 Mortgage Update - Issue No 32                          MAR 35          From 04 Aug 2000
C69 Mortgage Update - Issue No 33                                          From 18 Sep 2000
C70 Mortgage Update - Issue No 34                                          From 02 Oct 2000
C71 Mortgage Update - Issue No 47                          MAR035          From 08 Nov 2001
C72 Mortgage Update - Issue No 48                          MAR035          From 05 Dec 2001
C73 Mortgage Update - Issue No 49                          MAR035          From 07 Jan 2002
C74 Mortgage Update - Issue No 49                          MAR035          From 16 Jan 2002
C75 Mortgage Update - Insert to be used in conjunction     MAR035          From 16 Jan 2002
    with Issue No 49
C76 Mortgage Update - Insert to be used in conjunction     MAR035          From 16 Jan 2002
    with Issue No 49

SABW  DOCUMENT                                  REFERENCE            USAGE PERIOD AND NOTES
C77 Mortgage Update - Issue No 50               MAR035               From 23 Mar 2002
C78 Mortgage Update - Issue No 51               MAR035               From 10 May 2002
C79 Mortgage Update - dated 10 May 2002
C80 Mortgage Update - Issue No 52               MAR035               From 26 Jul 2002
C81 Mortgage Update - Issue No 53               MAR035               From 7 Aug 2002
C82 Mortgage Update - Issue No 54               MAR035               From 30 Aug 2002
C83 Mortgage Update - Issue No 55               MAR035               From 4 Sep 2002
C84 Mortgage Update - Issue No 56               MAR035               From 8 Oct 2002
C85 Mortgage Update - Issue No 57               MAR035               From 21 Oct 2002
C86 Mortgage Update - Issue No 58               MAR035               From 8 Nov 2002
C87 Mortgage Update - Issue No 59               MAR035               From 27 Nov 2002
C88 Intermediaries - Mortgage Product Update    MAR035               From 10 Jun 2003
    - Issue No 1
C89 Intermediaries - Mortgage Product Update    MAR035               From 8 Mar 2003
    - Issue No 2

D   MORTGAGE ADVICE - BORROWERS                                      (i.e. given to Borrowers dealing directly with Northern Rock)
D1  Mortgage Product Advice and Recommendation  Valid September      From Sep 2000
                                                2000
E  OFFERS OF ADVANCE
E1 Offer of Advance                             ADV6F/0396           From Mar 1996
   (with General Conditions on reverse)
   Northern Rock plc
E2 Offer of Advance                             ADV6B/0300           From Mar 2000
   (with General Conditions on reverse)                              In triplicate - white, blue and green copies.
   Northern Rock plc
E3 Revised Offer of Loan [Northern Rock copy]                        From July 2001 - used in conjunction with General Conditions
   Northern Rock plc                                                 introduced on same date - Most of the content of the document is variable and is specific to individual customers/mortgage products
F  GENERAL CONDITIONS (USED ON REVERSE OF
   OFFER OF ADVANCE)
F1 General Conditions                           [ADV6/1094]          From Oct 1994 to Jun 1995
   Northern Rock Building Society
F2 General Conditions                           ADV6/0695            From Jun 1995 to Jul 1995
   Northern Rock Building Society
F3 General Conditions                           ADV6/0795            From Jul 1995 to Jan 1996
   Northern Rock Building Society
F4 General Conditions                           ADV6/0196            From Jan 1996 to Dec 1996
   Northern Rock Building Society
F5 General Conditions                           ADV6/1296            From Dec 1996 to ?
   Northern Rock Building Society
F6 General Conditions                           ADV6B/1296           From Dec 1996 to Oct 1997
   Northern Rock Building Society                                    [Offer of Advance ADV6F/0396 on the reverse]


SABW DOCUMENT                                        REFERENCE              USAGE PERIOD AND NOTES
F7  General Conditions                               ADV6B/1097             From Oct 1997 to Dec 1997
    Northern Rock plc
F8  General Conditions                               ADV6B/1297             From Dec 1997 to Jan 1998
    Northern Rock plc
F9  General Conditions                               ADV6B/0198             From Jan 1998 to Jun 1998
    Northern Rock plc
F10 General Conditions                               ADV6B/0698             From Jun1998 to Jan 1999
    Northern Rock plc
F11 General Conditions                               ADV6B/0199             From Jan 1999 to Sep 1999
    Northern Rock plc
F12 General Conditions                               ADV6B/0999             From Sep 1999 to Mar 2000
    Northern Rock plc
F13 General Conditions                               ADV6B/0300             From Mar 2000
    Northern Rock plc
F14 Terms and Conditions - Applicant Copy            OBA1/0900 on cover     From Sep 2000
    Northern Rock plc                                OBA2/0900 on reverse
F15 Terms and Conditions - Solicitor Copy            OBS1/0900 on cover     From Sep 2000
    Northern Rock plc                                OBS2/0900 on reverse
F16 Terms and Conditions - Applicant Copy            OBA1/0101 on cover     From Jan 2001
    Northern Rock plc                                OBA2/0101 on reverse
F17 Terms and Conditions - Solicitor Copy            OBA1/0101 on cover     From Jan 2001
    Northern Rock plc                                OBA2/0101 on reverse
F18 General Conditions                               ADV282/ July 2001      From July 2001
    Northern Rock plc
F19 Product Transfer - General Conditions (Flexible) SB/T&C/FLEX/05/02      From May 2002
    Northern Rock plc
G   MORTGAGE CONDITIONS/BUILDING SOCIETY RULES
G1  Rules of Northern Rock Building Society          GEN 128/1.94           From 28 Apr 1992
G2  Mortgage Conditions 1995                         ADV72 06/95            From Jun 1995
    Northern Rock Building Society
G3  Mortgage Conditions 1997                         ADV 72 08/97           From Aug 1997
    Northern Rock plc
G4  Mortgage Conditions 2001                         ADV 276 07/2001        From Oct 2001
    Northern Rock plc
H   OCCUPIERS UNDERTAKINGS
H1  Agreement and Undertaking                        scjh0404/stand         ?
    Northern Rock Building Society
H2  Agreement and Undertaking                        (LIF)LIFE30            From Aug 1997
    Northern Rock
H3  Agreement and Undertaking                        st/peps                From Oct 1997
    Northern Rock plc

SABW  DOCUMENT                                                              REFERENCE    USAGE PERIOD AND NOTES
H4    Agreement and Undertaking                                             JAGO3/0500   From May 2000
      Northern Rock plc
H5    Agreement and Undertaking                                             UNDERTAK     From June 2000
      Northern Rock plc                                                     June 2000
I     MISCELLANEOUS MORTGAGE DOCUMENTATION
I1    Mortgage of Life Policy                                               SEC 16       From Feb 1994
      Northern Rock Building Society                                        /02.94
I2    Mortgage of Life Policy                                               SEC 16       From Jun 1995
      Northern Rock Building Society                                        /06.95
I3    Valuations and Surveys - hard to beat                                 DEV 125      From 19 Jun 1995
      Northern Rock Building Society                                        19.6.1995
I4    Valuations and Surveys - hard to beat                                 DEV 125      From 14 Aug 1995
      Northern Rock Building Society                                        14.8.1995
I5    Guarantors Confirmation (Existing Borrowers)                          ADV          From Jul 1997
      Northern Rock Building Society                                        266.7/97
I6    Mortgage of Life Policy                                               SEC 16T      From Oct 1997
      Northern Rock Building Society/Northern Rock plc                      /10.97
I7    Mortgage of Life Policy                                               SEC 16       From Oct 1997
      Northern Rock plc                                                     /10.97
I8    Guarantors Confirmation (Existing Borrowers)                          ADV          From Oct 1997
      Northern Rock Building Society                                        266.10/97
I9    Guarantors Confirmation                                               ADV          From Oct 1997
      Northern Rock plc                                                     265.10/97
I9(a) Guarantors Confirmation                                               ADV          From Jun 2000
      Northern Rock plc                                                     265.06/00
I10   Application fopr Transfer of Ownership of a Mortgaged Property        MA           From Oct 1997
      Northern Rock plc                                                     31/10.97
I11   Notice of Assignment of Life Policy                                   ADV 29/11.99 From Nov 1999
I12   Individual Savers Account (ISA) Policy Arrangements form              JAGO2/0500   From May 2000
I13   Application foor Transfer of Ownership of a Mortgaged Property        MA           From Feb 2001
      Northern Rock plc                                                     31/Feb.01
I14   Deed of Guarantee                                                     SOL013 /     From Jul 2001
      Northern Rock plc                                                     July 2001
I15   Guarantors Confirmation                                               NRDGC        From May 2002 - This document is only used
      Northern Rock plc                                                     05/02        by Northern Rock Direct
J     MORTGAGE ORIGINATION AND COMPLETION - SOLICITORS/OTHER THIRD PARTY
      DOCUMENTATION
J1    Valuations and Surveys - Helping you ensure your home is a solid      DEV 125      From 1 Oct 1992
      investment                                                            01.10.1992
      Northern Rock Building Society
J2    Report on Title and Funds Request (including Instructions to          MA55 01/94   From Jan 1994
      Solicitors/Licensed Conveyancers)
      Northern Rock Building Society

                                                                                                                 USAGE PERIOD
SABW  DOCUMENT                                                                                         REFERENCE AND NOTES
J3  Report on Title and Funds Request (including Instructions to Solicitors/Licensed Conveyancers)     MA55      From Apr 1996
    Northern Rock Building Society                                                                     /04.96
J4  Changes of Ownership in Mortgaged Property - Note to Solicitors                                    ADV 54    From May 1996
    Northern Rock Building Society                                                                     /05.96
J5  Report on Title and Funds Request (including Instructions to Solicitors/Licensed Conveyancers)     MA55      From Jan 1997
    Northern Rock Building Society                                                                     /01.97
J6  Changes of Ownership in Mortgaged Property - Note to Solicitors                                    ADV 54    From Feb 1997
    Northern Rock Building Society                                                                     02.97
J7  Changes of Ownership in Mortgaged Property - Note to Solicitors                                    ADV 54    From Jul 1997
    Northern Rock Building Society                                                                     07.97
J8  Report on Title and Funds Request (including Instructions to Solicitors/Licensed Conveyancers)     MA55      From Oct 1997
    Northern Rock plc                                                                                  /10.97
J9  Changes of Ownership in Mortgaged Property - Note to Solicitors                                    ADV 54    From Oct 1997
    Northern Rock Building Society                                                                     10.97
J10 Valuations and Surveys - hard to beat                                                              MAR 6     From 1 Oct 1997
    Northern Rock plc                                                                                  1.10.1997
J11 Report and Valuation for Mortgages Purposes on behalf of Northern Rock plc                         ADV 155   From Oct 1997
                                                                                                       10.97
J12 Report and Valuation for Mortgages Purposes on behalf of Northern Rock plc - Sheet 2               ADV 179   From Oct 1997
                                                                                                       10.97
J13 Report and Valuation for Mortgages Purposes on behalf of Northern Rock plc - Sheet 2 in respect    ADV 267   From Oct 1997
    of loans exceeding {pound-sterling}150,000                                                         10.97
J14 Report and Valuation for Mortgages Purposes on behalf of Northern Rock plc                         ADV 7a    From Oct 1997
                                                                                                       10.97
J15 Reinspection Report                                                                                ADV 76    From Oct 1997
    Northern Rock plc (2 versions)                                                                     10.97
J16 Additional Advance Valuation Report                                                                ADV 127B  From Oct 1997
    Northern Rock plc                                                                                  10.97
J17 Report and Valuation for Mortgages Purposes on behalf of Northern Rock plc                         ADV 155   From Dec 1998
                                                                                                       12.98
J18 Part 2 Instructions (in relation to the CML Lenders' Handbook for England & Wales)                           Offers of Advance
                                                                                                                 issued from 01 Jun
                                                                                                                 2000[?]
J19 Certificate of Title                                                                               JAGO4/070 From Jul 2000
    Northern Rock plc
J20 Certificate of Title                                                                               COT/0700  From Jul 2000
    Northern Rock plc
J21 Part 2 Instructions (in relation to the CML Lenders' Handbook for England & Wales)                           Offers of Advance
                                                                                                                 issued from 2000[?]
J22 Deeds Dematerialisation [Notice to solicitors]                                                               [From Apr 2000?]
    Northern Rock plc

SABW  DOCUMENT                               REFERENCE        USAGE PERIOD AND NOTES
J23 Valuations and Surveys -                 MAR 6/10550      From Oct 2000
    Property                                 Oct 2000
    Northern Rock plc
J24 Changes of Ownership in                  ADV 54 11/00     From Nov 2000
    Mortgaged Property - Note
    to Solicitors
    Northern Rock Building
    Society
J25 Certificate of Title                     COT/0502         From May 2002
    (including Drawdown Loan
    Certificate)
    Northern Rock plc
J26 Valuations and Surveys -                 MAR 6/12661      From May 2002
    Property                                 May 2002
    Northern Rock plc
J27 Report and Valuation for                 AL/SAS/267/      From Sep 2002
    Mortgages Purposes on                    (500+) 09.02
    behalf of Northern Rock
    plc - Sheet 2 in respect
    of loans exceeding
    {pound-sterling}1,000,000
J28 Certificates of Title                    COT/1102         From Nov 2002
    Northern Rock plc
K   COMPLETION DOCUMENTATION
K1  Schedule of Documents of                 SEC 28/11.94     From Nov 1994
    Title
    Northern Rock Building
    Society
K2  Schedule of Documents of                 SEC 28/01.96     From Jan 1996
    Title
    Northern Rock Building
    Society
K3  Schedule of Documents of                 SEC28 /10.97     From Oct 1997
    Title
    Northern Rock plc
K4  Schedule of Documents of                 JAGO1/0500       From May 2000
    Title                                    JAGO1B/0500
    Northern Rock plc
K5  Deeds Schedule                           SODT/0201        From Feb 2001
    Northern Rock plc
K6  Completion Advice                        A146F -          Completions advices are in a flexible format - content is variable
    Northern Rock plc                        representative   depending upon circumstances of loan and product applied for.
                                             sample           Permutations are vast and it is impractcal to maintain an archive of each scenario.
K7  Additional Advance Cheque                ADV 133 01/94    From Jan 1994
    Request
    Northern Rock Building
    Society
K8  Re-Advance/Further                       SEC 37 /10.97    From Oct 1997
    Advance Receipt
    Northern Rock plc
K9  Additional Advance Funds                 ADV 271 /10.97   From Oct 1997
    Request
    Northern Rock plc
K10 Additional Advance Funds                 ADV 271 1/98     From Jan 1998
    Request
    Northern Rock plc
K11 Additional Advance Funds                 AAFR/0802        From Aug 2002
    Request
    Northern Rock plc


               PART 2 DOCUMENTS USED ONLY IN THE ORIGINATION OF
    STANDARD FIXED RATE, STANDARD VARIABLE RATE, CASHBACK, CAPPED, TRACKER,
            CAT STANDARD, DISCOUNT AND DISCOUNT FOR LIFE MORTGAGES

SABW  DOCUMENT                                                                      REFERENCE   USAGE PERIOD AND NOTES
L   MORTGAGE APPLICATION FORMS - GENERAL
L1  Mortgage Application Form                                                       ADV 4.      From May 1995
    Northern Rock Building Society                                                  05/95       to Mar 1996
L2  Mortgage Application Form                                                       ADV 4.      From Mar 1996
    Northern Rock Building Society                                                  03/96       to Jul 1997
L3  Mortgage Application Form                                                       ADV 4.      From Jul 1997
    Northern Rock Building Society                                                  07/97       to Oct 1997
L4  Mortgage Application Form                                                       ADV 4.      From Oct 1997
    Northern Rock plc                                                               10/97       to Dec 1997
L5  Mortgage Application Form                                                       ADV 4.      From Dec 1997
    Northern Rock plc                                                               12/97       to Mar 1998
L6  Mortgage Application Form                                                       ADV 4       From Mar 1998
    Northern Rock plc                                                               DRTV        to Apr 1998
                                                                                    /98
L7  Mortgage Application Form                                                       ADV 4.      From Apr 1998
    Northern Rock plc                                                               4/98        to Jan 1999
L8  Mortgage Application Form                                                       ADV 4.      From Jan 1999
    Northern Rock plc                                                               1/99        to Feb 2000
L9  Mortgage Application Form                                                       ADV 4.      From Feb 2000
    Northern Rock plc                                                               2/00        to Jun 2000
L10 Mortgage Application Form                                                       ADV 4.      From Jun 2000
    Northern Rock plc                                                               6/00        to Dec 2000
L11 Mortgage Application Form                                                       ADV4.       From Dec 2000
    Northern Rock plc                                                               12/00       to Jan 2001
L12 Mortgage Application Form                                                       ADV4.       From Jan 2001
    Northern Rock plc                                                               01/01       to May 2001
L13 Mortgage Application Form                                                       ADV4.       From May 2001
    Northern Rock plc                                                               05/01       to Sept 2001
L14 Mortgage Application Form                                                       ADV4.       From Sept 2001
    Northern Rock plc                                                               09/01       to Oct 2001
L15 Mortgage Application Form                                                       ADV4.       From Oct 2001
    Northern Rock plc                                                               10/01       to Aug 2002
    NB From this point onwards the Mortgage Application Forms appear to also be used for the Together/Together Connections products.
L16 Mortgage Application Form                                                       ADV4.       From Aug 2002
    Northern Rock plc                                                               08.02       to Oct 2002
L17 Mortgage Application Form                                                       ADV4.       From Oct 2002
    Northern Rock plc                                                               10.02       to
L18 Your Personal Quotation and Transfer Declaration for a Flexible Fixed Rate      19 Sep      (Sample re Mr
    Northern Rock plc                                                               2002        and Mrs Kapke)
L19 Your Personal Quotation and Transfer Declaration for a Together Mortgage        19 Sep      (Sample re Mr
    Northern Rock plc                                                               2002        Mcparland and
                                                                                                Miss Davis)
M   MORTGAGE APPLICATION FORMS - NORTHERN ROCK DIRECT
M1  Your Direct Mortgage Application Form                                           Dev         From Apr 1997
    Northern Rock Direct/Northern Rock Building Society                             439         to Oct 1997
                                                                                    4/97

SABW  DOCUMENT                                                       REFERENCE                USAGE PERIOD AND NOTES
M2  Your Direct Mortgage Application Form                            MAR 17b 1.10.97          From Oct 1997 to Dec 1997
    Northern Rock Direct/Northern Rock plc
M3  Your Direct Mortgage Application Form                            MAR 17b 15.12.97         From Dec 1997 to May 1998
    Northern Rock Direct/Northern Rock plc
M4  Your Direct Mortgage Application Form                            MAR 124 31 May 1998      From May 1998 to ?
    Northern Rock Direct/Northern Rock plc
N   APPLICATION FORMS - SPECIALIST
N1  Secured Personal Loan Application Form                           ADV 31. 1/99             From Jan 1999
    Northern Rock plc
N2  Secured Personal Loan Application Form                           ADV031 (8.5.2000)        From May 2000
    Northern Rock plc
N3  Secured Personal Loan Application Form                           ADV031 (22.10.2001)      From Oct 2001
    Northern Rock plc
N4  Secured Personal Loan Application Form                           ADV031 (01.8.2002)       From Aug 2002
    Northern Rock plc
O   SPECIAL CONDITIONS FOR FIXED RATE MORTGAGES
    (USED WITH OFFER OF ADVANCE)
O1  5 year Fixed Rate Mortgage                                       AY                       From 15 Jul 1997
O2  5 year Fixed Rate Mortgage                                       BA                       From 26 Jun 1997
O3  5 year Fixed Rate Mortgage                                       BH                       From 03 Sep 1997
O4  5 year Fixed Rate Mortgage                                       BQ                       From 17 Sep 1997
O5  5 year Fixed Rate Mortgage                                       BS                       From 01 Jan 1997
                                                                                              [Query date - should be Nov?]
O6  5 year Fixed Rate Mortgage                                       BT                       From 01 Nov 1997
                                                                                              [Other dates?]
O7  5 year Fixed Rate Mortgage                                       CF                       From 22 Jan 1998
O8  5 year Fixed Rate Mortgage                                       CJ                       From 01 Apr 1998
O9  5 year Fixed Rate Mortgage                                       CK                       From 01 Apr 1998
O10 5 year Fixed Rate Mortgage                                       CM                       From 06 May 1998
O11 5 year Fixed Rate Mortgage                                       CP                       From 17 Jun 1998
O12 5 year Fixed Rate Mortgage                                       CU                       From 01 Jul 1998
O13 5 year Fixed Rate Mortgage                                       CZ                       From 08 Aug 1998
O14 5 year Fixed Rate Mortgage                                       EA                       From 08 Aug 1998
O15 5 year Fixed Rate Mortgage                                       EU                       From 22 Jan 1999
O16 5 year Fixed Rate Mortgage                                       FD
O17 5 year Fixed Rate Mortgage                                       FL                       From 13 Mar 1999
O18 5 year Fixed Rate Mortgage                                       FM                       From 13 Apr 1999
O19 5 year Fixed Rate Mortgage                                       FN                       From 13 Apr 1999
O20 5 year Fixed Rate Mortgage                                       FP                       From 23 Apr 1999
O21 5 year Fixed Rate Mortgage                                       KZ                       From 29 Nov 1999
O22 2 year Fixed Rate Mortgage                                                                From 9 Jan 2003
O23 10 year Fixed Rate Mortgage                                                               from 9 Jan 2003
O24 15 year Fixed Rate Mortgage                                                               from 9 Jan 2003
O25 Guaranteed Repayment Mortgage 10 year Fixed Rate Mortgage                                 from 9 Jan 2003

SABW DOCUMENT                                                                          REFERENCE       USAGE PERIOD AND NOTES
O26 Guaranteed Repayment Mortgage 15 year Fixed Rate Mortgage                                          from 9 Jan 2003
O27 Help with Costs Special Condition Wording - for Guaranteed Repayment
    Mortgage 10 year Fixed Rate Mortgage(2 versions)
O28 Help with Costs Special Condition Wording - for Guaranteed Repayment
    Mortgage 15 year Fixed Rate Mortgage (2 versions)
O29 Help with Costs Special Condition Wording - for  10 year Fixed Rate (2 versions)
O30 Help with Costs Special Condition Wording - for  15 year Fixed Rate (2 versions)
P   SPECIAL CONDITIONS FOR VARIABLE RATE MORTGAGES (USED WITH OFFER OF ADVANCE)
P1  Variable Rate Mortgage - Cashback                                                   6B             From 30 Nov 1995
P2  Variable Rate Mortgage - Cashback without insurance                                 9B             From 03 Jan 1996
P3  Variable Rate Mortgage - Cashback without insurance                                 C5             From 11 Aug 1997
                                                                                                       [Query date -
                                                                                                       should be 1996?]
P4  Variable Rate Mortgage - Cashback without insurance                                 C7             From 02 Sep 1996
P5  Variable Rate Mortgage - Cashback without insurance                                 C9             From 02 Sep 1996
P6  3 year Discounted Variable Rate Mortgage                                            J9             From 25 Jun 1998
                                                                                                       and [Other dates ?]
                                                                                        J0
P7  Variable Rate Mortgage - 5% Cashback                                                P5             From 25 Jun 1997
                                                                                                       [Other dates ?]
P8  Variable Rate Mortgage - 6% Cashback                                                P6             From 03 Sep 1997
                                                                                                       [Other date ?]
P9  Variable Rate Mortgage - Cashback                                                   7P and 8P      From 22 Jan 1998
P10 3 year Discounted Variable Rate Mortgage                                            M1 to [M6?]    From 22 Jan 1998
P11 Variable Rate Mortgage - Cashback                                                   S1 and S2      From 22 Jan 1998
P12 3 year Discounted Variable Rate Mortgage                                            M7 and M8      From 01 Apr 1998
P13 Variable Rate Mortgage - Cashback                                                   S4 and S5      From 06 May 1998
P14 Variable Rate Mortgage - Cashback                                                   7S             From 10 Jun 1996
P15 Variable Rate Mortgage - Cashback                                                   3T             From 07 Dec 1998
                                                                                                       [Other date?]
P16 Variable Rate Mortgage - Cashback                                                   6T and 7T      From 22 Jan 1999
                                                                                                       [Other date?]
P17 Variable Rate Mortgage - 8%/7% Cashback                                             GB and GC      From 06 Mar 1999
P18 Variable Rate Mortgage - 8% Cashback                                                GF             From 13 Apr 1999
P19 Variable Rate Mortgage - 7% Cashback                                                GG             From 13 Apr 1999
P20 Variable Rate Mortgage - 7% Cashback                                                GH             From 13 Apr 1999
P21 Variable Rate Mortgage - 6% Cashback                                                GI             From 13 Apr 1999
P22 Variable Rate Mortgage - 8% Cashback                                                GT             From 16 Jun 1999
P23 Variable Rate Mortgage - 7% Cashback                                                GU
P24 Variable Rate Mortgage - 7% Cashback                                                JG             From 28 Jul 1999

SABW  DOCUMENT                                                                  REFERENCE        USAGE PERIOD AND NOTES
P25 Variable Rate Mortgage - 6% Cashback                                        JN               From 29 Aug 1999
P26 Variable Rate Mortgage - 7% Cashback                                        JQ               From 29 Sep 1999
                                                                                                 [Other dates?]
P27 Variable Rate Mortgage - 6% Cashback                                        JR               From 29 Sep 1999
                                                                                                 [Other dates?]
P28 Variable Rate Mortgage - 5% Cashback                                        JS               From 29 Sep 1999
                                                                                                 [Other dates?]
P29 Variable Rate Mortgage - 7% Cashback                                        JU               From 04 Jan 2000
P30 Variable Rate Mortgage 6% Cashback                                                           From 9 Jan 2003
P31
Q   SPECIAL CONDITIONS FOR TRACKER, CAT STANDARD, CAPPED
    AND DISCOUNT FOR LIFE MORTGAGES (USED WITH OFFER OF ADVANCE)
Q1  Discount for Life Variable Rate Mortgage                                    X9 and X0
Q2  Discount for Life Variable Rate Mortgage                                    1X and 2X
Q3  Discount for Life Variable Rate Mortgage                                    3X and 4X
Q4  Discount for Life Variable Rate Mortgage                                    5X and 6X
Q5  Discount for Life Variable Rate Mortgage                                    7X and 8X
Q6  Capped Variable Rate Mortgage                                               CB
Q7  Discount for Life Variable Rate Mortgage                                    L1 and L2
Q8  Discount for Life Variable Rate Mortgage                                    L3 and L4
Q9  Discount for Life Variable Rate Mortgage                                    L5 and L6
Q10 Discount for Life Variable Rate Mortgage                                    L7 and L8
Q11 Discount for Life Variable Rate Mortgage                                    1L and 2L
Q12 Discount for Life Variable Rate Mortgage                                    3L and 4L
Q13 Discount for Life Variable Rate Mortgage                                    5L and 6L
Q14 4 year Capped Variable Rate Mortgage                                        EG
Q15 4 year Capped Variable Rate Mortgage                                        EF
Q16 4 year Capped Variable Rate Mortgage                                        ER
Q17 Discount for Life Variable Rate Mortgage                                    8L
Q18 4 year Capped Variable Rate Mortgage                                        EQ
Q19 4 year Capped Variable Rate Mortgage                                        EQ
Q20 Equity Release Capped Variable Rate Mortgage                                YB
Q21 5 year Capped Variable Rate Mortgage                                        EY
Q22 Discount for Life Variable Rate Mortgage                                    9L and 0L
Q23 Discount for Life Variable Rate Mortgage                                    DX
Q24 Discount for Life Variable Rate Mortgage                                    DY
Q25 Discount for Life Variable Rate Mortgage                                    DX and  DY
Q26 Discount for Life Variable Rate Mortgage                                    HG
Q27 Discount for Life Variable Rate Mortgage                                    HH
Q28 Discount for Life Variable Rate Mortgage                                    HQ
Q29 Discount for Life Variable Rate Mortgage                                    HV
Q30 Tracker Variable Rate Mortgage                                              YT

SABW  DOCUMENT                                                        REFERENCE                              USAGE PERIOD AND NOTES
Q31 Tracker Variable Rate Mortgage                                    YU
Q32 Tracker Variable Rate Mortgage                                    YW
Q33 Tracker Variable Rate Mortgage                                    YX
Q34 Discount for Life Variable Rate Mortgage                          JP
Q35 2 year Capped Variable Rate Mortgage                              MV
Q36 2 year Capped Variable Rate Mortgage                              MW
Q37 Discount for Life Variable Rate Mortgage                          HR
Q38 2 year Capped Variable Rate Mortgage                              EM
Q39 CAT Standard Variable Mortgage                                    [SJB/08/11/00]                         [Query the reference]
Q40 2 year Tracker Variable Rate Mortgage                             ER                                     ?
Q41 CAT Standard Variable Mortgage                                                                           from 9 Jan 2003
Q42 2 year Flexible Fixed (extending Early Repayment Charge)                                                 from 9 Jan 2003
Q43 2 year Flexible Fixed (extending Early Repayment Charge - no Help                                        from 9 Jan 2003
Q44 2 year Flexible Fixed                                                                                    from 9 Jan 2003
Q45 2 year Flexible Fixed (no Help with Costs option)                                                        from 9 Jan 2003
Q46 3 year Flexible Fixed                                                                                    from 9 Jan 2003
Q47 5 year Flexible Fixed                                                                                    from 9 Jan 2003
Q48 Help with Costs Special Condition Wording (2 versions)
R   CREDIT/LOAN AGREEMENTS
R1  Credit Agreement Regulated by the Consumer Credit Act 1974 -      ACR1A/1097 on "Original"               From Oct 1997
    Flexible Plan                                                     ACR1B/1097 on "Copy"
    ("Original" and "Copy" versions each with Conditions on the       ACR1Z/1097 on "Conditions"
    reverse)
    Northern Rock plc
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]
R2  Copy of Proposed Agreement Containing Your Right to Withdraw -    ACR1Z/1097 on "Conditions"             From Oct 1997
    Flexible Plan
    (including Conditions on the reverse)
    Northern Rock plc
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]
R3  Loan Agreement - Flexible Plan                                    [ACR2A/1097 on "Original" / "Copy"?]   From Oct 1997
    (including Conditions on the reverse)                             ACR2Z/1097 on "Conditions"             [Check reference of
    [Used for Flexible Plan Loans over {pound-sterling}25,000]                                               "Original"]
R4  Credit Agreement Regulated by the Consumer Credit Act 1974 -      ADV135 10/97 on "Original" and "Copy"  From Oct 1997
    Personal Secured Loan                                             no ref on "Conditions")
    ("Original" and "Copy" versions each with Conditions on the reverse)
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 -
    Variable Rate]

                                                                                                                      USAGE PERIOD
SABW DOCUMENT                                                                        REFERENCE                        AND NOTES
R5  Copy of Proposed Credit Agreement Containing Notice of Your Right to Withdraw -  ADV135 10/97 on "Advance         From Oct 1998
    Personal Secured Loan                                                            Copy" no ref on "Conditions")
    ("Advance Copy" version including Conditions on the reverse)
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]
R6  Credit Agreement Regulated by the Consumer Credit Act 1974 - Personal Secured    ADV135 10/97 on "Original" and   From Feb 1998
    Loan                                                                             "Copy"
    ("Original" and "Copy" versions each with Conditions on the reverse)              ADV135 /02.98 on "Conditions")
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]
R7  Credit Agreement Regulated by the Consumer Credit Act 1974                       MAR 126 6/98 on "Original"       From Jun 1998
    ("Original" and "Copy" versions including Conditions on the reverse)             and "Copy" no ref on "Conditions"
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Fixed Rate]
R8  Copy of Proposed Credit Agreement Containing Notice of Your Right to Withdraw    MAR 126 6/98 on "Advance Copy"   From Jun 1998
    ("Advance Copy" version including Conditions on the reverse)                     no ref on "Conditions"
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Fixed Rate]
R9  Copy of Proposed Agreement Containing Your Right to Withdraw - Flexible Plan     ACR2A/1097 on "Original"         From Mar 2000
    (including Conditions on the reverse)                                            ACR2Z/0300 on "Conditions"
    Northern Rock plc
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]
R10 Credit Agreement Regulated by the Consumer Credit Act 1974                       MAR 126 4/00 on "Original"       From Apr 2000
    ("Original" version including Conditions on the reverse)                         no ref on "Conditions"
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Fixed Rate]
R11 Credit Agreement Regulated by the Consumer Credit Act 1974                       CA135A/0900 on "Original"        From Sep 2000
    ("Original" and "Copy" versions each with Conditions on the reverse)             CA135B/0900 on "Copy"
    Northern Rock plc                                                                CA135Z/0900 on "Conditions"
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]
R12 Copy of Proposed Agreement Containing Notice of Your Right to Withdraw           CA135C/0900 on "Advance Copy"    From Sep 2000
    ("Advance Copy" version with Conditions on the reverse)                          CA135Z/0900 on "Conditions"
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]

SABW  DOCUMENT                                                             REFERENCE                         USAGE PERIOD AND NOTES
R13 Credit Agreement Regulated by the Consumer Credit Act 1974             CA126A/0900 on "Original"         From Sep 2000
    ("Original" and "Copy" versions each with Conditions on the reverse)   CA126B/0900 on "Copy"
    Northern Rock plc                                                      CA126Z/0900 on "Conditions"
    [Used for Personal Secured Loans - Variable Rate]
R14 Copy of Proposed Agreement Containing Notice of Your Right to          CA126C/0900 on "Advance Copy"     From Sep 2000
    Withdraw                                                               CA126Z/0900 on "Conditions"
    ("Advance Copy" version with Conditions on the reverse)
    Northern Rock plc
    [Used for Personal Secured Loans - Variable Rate]
R15 Credit Agreement Regulated by the Consumer Credit Act 1974 -           ACR1A/1000 on "Original"          From Oct 2000
    Flexible Plan                                                          ACR1B/1097 on "Copy"
    ("Original" and "Copy" versions each with Conditions on the reverse)   ACR1Z/1097 on "Conditions"
    Northern Rock plc
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]
R16 Loan Agreement - Flexible Plan                                         ACR2B/1000 on "Original"          From Oct 2000
    ("Original" version with Conditions on the reverse)                    ACR2Z/1000 on "Conditions"
    Northern Rock plc
    [Used for Flexible Plan Loans over {pound-sterling}25,000]
R17 Loan Agreement - Flexible Plan                                         ACR2C/1000 on "Original"          From Oct 2000
    ("Original" version with Conditions on the reverse)                    ACR2Z/1000 on "Conditions"
    Northern Rock plc
    [Used for Flexible Plan Loans over {pound-sterling}25,000]
S   MORTGAGE DEEDS - GENERAL
S1  Mortgage Deed (HMLR filing ref MD 144 E)                               SEC 8/11.93                       From Nov 1993
    Northern Rock Building Society
S2  Mortgage Deed (HMLR filing ref MD 144 F)                               SEC 8/06.95                       From Jun 1995
    Northern Rock Building Society
S3  Mortgage Deed (HMLR filing ref MD542A)                                 SEC 8T /08.97                     From Aug 1997
    Northern Rock Building Society/Northern Rock plc
S4  Mortgage Deed (HMLR filing ref MD542A)                                 SEC 8 /10.97                      From Oct 1997
    Northern Rock plc
S5  Mortgage Deed (HMLR filing ref MD542B)                                 SEC 8 /10.97                      From Oct 1997
    Northern Rock plc [Old logo]
S6  Mortgage Deed (HMLR filing ref MD542B)                                 SEC 8 /10.97                      From Oct 1997
    Northern Rock plc [New logo]
S7  Mortgage Deed (HMLR filing ref MD691A)                                 SEC 070 07/01                     From July 2001
    Northern Rock plc
S8  Mortgage Deed - Standard (HMLR filing ref MD691D)                      SOL 11 07/01                      From July 2001
    Northern Rock plc
T   MORTGAGE DEEDS - SPECIALIST

SABW  DOCUMENT                                                                  REFERENCE                     USAGE PERIOD AND NOTES
T1  Mortgage Deed (HMLR filing ref MD 144 G)                                    SEC 54/06/95                  From Jun 1995
    Northern Rock Building Society
    [Used for Flexible Plan - Non-CCA Loans]
T2  Mortgage Deed (relating to a Regulated Agreement under the Consumer         SEC 52/06/95                  From Jun 1995
    Credit Act 1974)
    (HMLR filing ref MD 144 H)
    Northern Rock Building Society
    [Used for Flexible Plan CCA Loans]
T3 Mortgage Deed (HMLR filing ref MD 144 J)                                     SEC 44/06/95                  From Jun 1995
    Northern Rock Building Society
    [Used for Flexible Plan - Non-CCA Loans]
T4  Mortgage Deed (relating to a Regulated Agreement under the Consumer         SEC 52. 10/97                 From Oct 1997
    Credit Act 1974)
    (HMLR filing ref MD 542 M)
    Northern Rock plc
    [Used for Flexible Plan CCA Loans]
T5  Mortgage Deed (HMLR filing ref MD 542 L)                                    SEC 44. 10/97                 From Oct 1997
    Northern Rock plc
    [Used for Flexible Plan - Non-CCA Loans]
T6  Mortgage Deed (HMLR filing ref 542 N)                                       SEC 54. 10/97                 From Oct 1997
    Northern Rock plc
    [Used for Flexible Plan - Non-CCA Loans]
T7  Deed of Variation of Mortgage and Receipt for Further Advance (HMLR         SEC 40. 10/97                 From Oct 1997
    filing ref MD542 P)
    Northern Rock plc
T8  Mortgage Deed (HMLR filing ref MD542 N)                                     SEC 54. 04.98                 From Apr 1998
    Northern Rock plc
    [Used for Flexible Plan - Non-CCA Loans]
T9  Mortgage Deed (relating to a Regulated Agreement under the Consumer         SEC 52. 03/00                 From Mar 2000
    Credit Act 1974)
    (HMLR filing ref MD 542 M)
    Northern Rock plc
    [Used for Flexible Plan CCA Loans]
T10 Mortgage Deed (HMLR filing ref MD 542L)                                     MD2/0900 on cover and         From Sep 2000
    Northern Rock plc                                                           MD2B/0900 on reverse
    [Used for Flexible Plan - Non-CCA Loans]
T11 Mortgage Deed (relating to a Regulated Agreement under the Consumer         MD1/0900 on cover and         From Sep 2000
    Credit Act 1974)                                                            MD1B/0900 on reverse
    (HMLR filing ref MD 542 M)
    Northern Rock plc
    [Used for Flexible Plan CCA Loans]
T12 Mortgage Deed (HMLR filing ref MD 542 N)                                    MD3/0900                      From Sep 2000
    Northern Rock plc
    [Used for Flexible Plan - Non-CCA Loans]

SABW  DOCUMENT                                                 REFERENCE            USAGE PERIOD AND NOTES
T13 Deed of Variation of Mortgage and Receipt for              SOL005 09/00         From Sep 2000. Not used by further advance dept.
    Further Advance (HMLR filing ref MD 542 X)                                      Used by product transfer dept. where borrower
    Northern Rock plc                                                               is switching product and increasing borrowing
                                                                                    at same time (only used on older forms of
                                                                                    mortgage conditions switching from annual rest
                                                                                    mortgage to a daily rest version.

T14 Deed of Variation of Mortgage and Receipt for              SOL008 09/00         From Sep 2000. Not used by further advance dept.
    Further Advance (HMLR filing ref MD 542 Y)                                      Used by product transfer dept. where borrower
    Northern Rock plc                                                               is switching product and increasing borrowing
                                                                                    at same time (only used on older forms of
                                                                                    mortgage conditions switching from annual rest
                                                                                    mortgage to a daily rest version.

T15 Deed of Variation of Mortgage and Receipt for              SEC071 July 2001     From Jul 2001
    Further Loan (HMLR filing ref MD 691 B)
    Northern Rock plc

T16 Deed of Variation of Mortgage and Receipt for              SOL012/ July 2001    From Jul 2001
    Further Loan (With Guarantor) (HMLR filing ref
    MD 691 C)
    Northern Rock plc


               PART 3 DOCUMENTS USED ONLY IN THE ORIGINATION OF
                  TOGETHER AND TOGETHER CONNECTIONS MORTGAGES

SABW DOCUMENT                                                                              REFERENCE          USAGE PERIOD AND NOTES
U    BROCHURES
U1   [Picture of Two Forks on cover - 1] [Together]                                        MAR 172 2.99       From Feb 1999
     Northern Rock plc
U2   [Picture of Two Forks on cover - 1] [Together]                                        MAR 189 3.99       From Mar 1999
     Northern Rock plc
U3   [Picture of Two Forks on cover - 2] [Together]                                        MAR 237 14.6.99    From Jun 1999
     Northern Rock plc
U4   together flexible - one loan one rate one call [Together Flexible]                    MAR 272/9255       From Sep 1999
     Northern Rock plc                                                                     15.9.99
U5   together flexible - one loan one rate one call -all you need to know [Together        MAR 273/9255       From Sep 1999
     Flexible]                                                                             15.9.99
     Northern Rock plc
U6   take control of your money and get more out of life - together [Together]             MAR 305/9511       From Dec 1999
     Northern Rock plc                                                                     20.12.99
U7   all you need to know - together [Together]                                            MAR 303/9511       From Dec 1999
     Northern Rock plc                                                                     20.12.99
U8   together - a guide to costs [Together]                                                MAR 174 2.99       From Feb 1999
     Northern Rock plc

                                                                                                                     USAGE PERIOD
SABW  DOCUMENT                                                                            REFERENCE                  AND NOTES
U9  [all you need to know - together] [Picture of intertwined flowers on cover][Together] MAR 173 2.99               From Feb 1999
    Northern Rock plc
U10 together - a guide to costs [Together]                                                MAR 190 3.99               From Mar 1999
    Northern Rock plc
U11 [all you need to know - together] [Picture of intertwined flowers on cover][Together] MAR 192 3.99               From Mar 1999
    Northern Rock plc
U12 together - a guide to costs [Together]                                                MAR 238 14.6.99            From Jun 1999
    Northern Rock plc
U13 [all you need to know - together] [Picture of intertwined flowers on cover][Together] MAR 239 16.6.99            From Jun 1999
    Northern Rock plc
U14 together - a guide to costs [Together]                                                MAR 302/9511 20.12.99      From Dec 1999
    Northern Rock plc
U15 together flexible - a guide to costs [Together Flexible]                              MAR 275/9255 15.9.99       From Sep 1999
    Northern Rock plc
U16 together - variable at only 6.6.9%pa 7.6%APR                                          MAR 306/9657 17.1.2000     From Jan 2000
U17 What is it going to cost? [Together]                                                  MAR 302/9662 4.3.2000      From Mar 2000
    Northern Rock plc
U18 How does it work? [Together]                                                          MAR 303/9662 4.3.2000      From Mar 2000
    Northern Rock plc
U19 I want it all [Together]                                                              MAR 305/9662 4.3.2000      From Mar 2000
    Northern Rock plc
U20 What is it going to cost? [Together]                                                  MAR 302/10028 27.4.2000    From Apr 2000
    Northern Rock plc
U21 I want it all [Together]                                                              MAR 305/10028 27.4.2000    From Apr 2000
    Northern Rock plc
U22 What is it going to cost? [Together]                                                  MAR 302/10329 4.8.2000     From Aug 2000
    Northern Rock plc
U23 How does it work? [Together]                                                          MAR303/10141 4.8.2000      From Aug 2000
    Northern Rock plc
U24 I want it all [Together]                                                              MAR 305/10328 4.8.2000     From Aug 2000
    Northern Rock plc
U25 What is it going to cost? [Together]                                                  MAR 302/10521 2.10.2000    From Oct 2000
    Northern Rock plc
U26 What is it going to cost? [Together]                                                  MAR 302/10715 22.11.2000   From Nov 2000
    Northern Rock plc
U27 How does it work? [Together]                                                          MAR 303/10716 22.11.2000   From Nov 2000
    Northern Rock plc
U28 I want it all [Together]                                                              MAR 305/10717 22.11.2000   From Nov 2000
    Northern Rock plc
U29 I want it all [Together]                                                              MAR 305/10953 1.2.2001     From Feb 2001
    Northern Rock plc
U30 What is it going to cost? [Together]                                                  MAR 302/10999 12.2.2001    From Feb 2001
    Northern Rock plc

SABW DOCUMENT                                                         REFERENCE                 USAGE PERIOD AND NOTES
U31 How does it work? [Together]                                      MAR 303/11069 1.3.2001    From Mar 2001
    Northern Rock plc
U32 Together what is it going to cost? 6th April 2001 [Together]      MAR 302 6.4.2001          From Apr 2001
    Northern Rock plc
U33 I want it all [Together]                                          MAR 305/11172 6.4.2001    From Apr 2001
    Northern Rock plc
U34 What's it going to cost? [Together Connections]                   MAR 418/10935 1.5.2001    From May 2001
    Northern Rock plc
U35 OK Shrink My Mortgage [Together Connections]                      MAR 419/10935 1.5.2001    From May 2001
    Northern Rock plc
U36 Together what is it going to cost? 10th May 2001 [Together]       MAR 302 10.5.2001         From May 2001
    Northern Rock plc
U37 What's it going to cost? [Together Connections]                   MAR 418/11282 10.5.2001   From May 2001
    Northern Rock plc
U38 How does it work? [Together]                                      MAR 303/11290 10.5.2001   From May 2001
    Northern Rock plc
U39 I want it all [Together]                                          MAR 305/11289 10.5.2001   From May 2001
    Northern Rock plc
U40 Now Things Get Really Interesting [Together Connections]          MAR 437/11251 01.6.2001   From Jun 2001
    Northern Rock plc
U41 Together what is it going to cost? 22nd June 2001 [Together]      MAR 302 22.6.2001         From Jun 2001
    Northern Rock plc
U42 What's it going to cost? [Together Connections]                   MAR 418/11457 22.6.2001   From Jun 2001
    Northern Rock plc
U43 Together what is it going to cost? 2nd August 2001 [Together]     MAR 302 2.8.2001          From Aug 2001
    Northern Rock plc
U44 What's it going to cost? [Together Connections]                   MAR 418/11593 2.8.2001    From Aug 2001
    Northern Rock plc
U45 How does it work? [Together]                                      MAR 303/11577 2.8.2001    From Aug 2001
    Northern Rock plc
U46 OK Shrink My Mortgage [Together Connections]                      MAR 419/11578 2.8.2001    From Aug 2001
    Northern Rock plc
U47 I want it all [Together]                                          MAR 305/11603 7.8.2001    From Aug 2001
    Northern Rock plc
U48 Together what is it going to cost? 3rd September 2001 [Together]  MAR 302 3.9.2001          From Sep 2001
    Northern Rock plc
U49 What's it going to cost? [Together Connections]                   MAR 418/11706 3.9.2001    From Sep 2001
    Northern Rock plc
U50 How does it work? [Together]                                      MAR 303/11756 10.9.2001   From Sep 2001
    Northern Rock plc

SABW  DOCUMENT                                                           REFERENCE                  USAGE PERIOD AND NOTES
U51 OK Shrink My Mortgage [Together Connections]                         MAR 419/11758 10.9.2001    From Sep 2001
    Northern Rock plc
U52 I want it all [Together]                                             MAR 305/11756 10.9.2001    From Sep 2001
   Northern Rock plc
U53 Together what is it going to cost? 19th September 2001 [Together]    MAR 302 19.9.2001          From Sep 2001
    Northern Rock plc
U54What's it going to cost? [Together Connections]                       MAR 418/11706 19.9.2001    From Sep 2001
   Northern Rock plc
U55 Together what is it going to cost? 4th October 2001 [Together]       MAR 302 4.10.2001          From Oct 2001
    Northern Rock plc
U56 What's it going to cost? [Together Connections]                      MAR 418/11706 4.10.2001    From Oct 2001
    Northern Rock plc
U57 Together what is it going to cost? 8th November 2001 [Together]      MAR 302 8.11.2001          From Nov 2001
    Northern Rock plc
U58 What's it going to cost? [Together Connections]                      MAR 418/11706 8.11.2001    From Nov 2001
    Northern Rock plc
U59 Together what is it going to cost? 5th December 2001 [Together]      MAR 302 5.12.2001          From Dec 2001
    Northern Rock plc
U60 What's it going to cost? [Together Connections]                      MAR 418/11706 5.12.2001    From Dec 2001
    Northern Rock plc
U61 How does it work? [Together]                                         MAR 303/12190 8.1.2002     From Jan 2002
    Northern Rock plc
U62 I need cash with my mortgage [Together]                              MAR 522/12343              From Mar 2002
                                                                         11.03.2002
U63 Options for your together connections Mortgage [Together             MAR 472/12369              From Mar 2002
    Connections]                                                                    15.3.2002
U64 Together - what's it going to cost [Together]                        MAR 302 20.3.2002          From Mar 2002
    Northern Rock plc
U65 Together - what's it going to cost [Together]                        MAR 302 10.5.2002          From May 2002
    Northern Rock plc
U66 Together - what's it going to cost [Together]                        MAR 302 26.7.2002          From Jul 2002
    Northern Rock plc
U67 Together - what's it going to cost [Together]                        MAR 302 06.8.2002          From Aug 2002
    Northern Rock plc
U68 i want to shrink my mortgage [Together Connections]                  MAR 419/12891 30.8.2002    From Aug 2002
    Northern Rock plc
U69 What's it going to cost? [Together Connections]                      MAR 418/11706 30.8.2002    From Aug 2002
    Northern Rock plc
U70 Together - what's it going to cost [Together]                        MAR 302 30.8.2002          From Aug 2002
    Northern Rock plc
U71 I need cash with my mortgage [Together]                              MAR 522/12892              From Aug 2002
                                                                         30.08.2002
U72 What's it going to cost? [Together Connections]                      MAR 418/11706 21.10.2002   From Oct 2002
    Northern Rock plc

SABW  DOCUMENT                                                                          REFERENCE            USAGE PERIOD AND NOTES
U73 Together - what's it going to cost [Together]                                       MAR 302              From Oct 2002
    Northern Rock plc                                                                   21.10.2002
U74 What's it going to cost? [Together Connections]                                     MAR                  From Nov 2002
    Northern Rock plc                                                                   418/11706
                                                                                        08.11.2002
U75 Together - what's it going to cost [Together]                                       MAR 302              From Nov 2002
    Northern Rock plc                                                                   08.11.2002
U76 I want to shrink my mortgage                                                        MAR                  From 27 Nov 2002
    [Connections]                                                                       625/13245
U77 What's it going to cost?                                                            MAR                  From 27 Nov 2002
    [Connections]                                                                       630/13245
                                                                                        27.11.2002
U78 What's it going to cost?                                                            MAR                  From 10 Jan 2003
    [Connections]                                                                       630/13499
                                                                                        10.01.2003
U79 Together - what's it going to cost [Together]                                       MAR 302              From 10 Jan 2003
    Northern Rock plc                                                                   10.01.2003
U80 Together - what's it going to cost [Together]                                       MAR 302              From 8 Feb 2003
    Northern Rock plc                                                                   08.02.2003
V   MORTGAGE APPLICATION FORMS
V1  Get It Together Application Form - Together                                         MAR176 2/99          From Feb 1999
    Northern Rock plc
V2  Get It Together Application Form - Together                                         MAR198 3/99          From Mar 1999
    Northern Rock plc
V3  Get It Together Application Form - Together                                         MAR242 6/99          From Jun 1999
    Northern Rock plc
V4  Get It Together Application Form - Together Flexible                                MAR271/9255          From Sep 1999
    Northern Rock plc                                                                   and 9/99
V5  Get It Together Application Form - Together                                         MAR304/9511          From Dec 1999
    Northern Rock plc                                                                   and 12/99
V6  Get It Together Application Form                                                    MAR304. 6/00         From Jun 2000
    Northern Rock plc
    NB From Aug 2002 the Mortgage Application Forms from  appear to also be used for the Together/Together Connections products.
W   TOGETHER CREDIT/LOAN AGREEMENTS
W1  Credit Agreement Regulated by the Consumer Credit Act 1974 - Drawdown Loan          DDL1/0299 on         From Feb 1999
    -Original, First and Second Copies (each with Terms and Conditions)                 Original
    Northern Rock plc                                                                   DDL2/0299 on
    [Used for Together Flexible Loans up to {pound-sterling}25,000]                     First Copy
                                                                                        DDL3/0299 on
                                                                                        Second Copy
                                                                                        DDLB/0299 on
                                                                                        Conditions
W2 Credit Agreement Regulated by the Consumer Credit Act 1974 - Drawdown Loan           TFCA1/1099 on        From Oct 1999
   - Original, First Copy and Second Copy (each with Terms and Conditions)              Original             [In conjunction with
   Northern Rock plc                                                                    TFCA2/1099 on        Together Flexible
   [Used for Together Flexible Loans up to {pound-sterling}25,000]                      First Copy           Mortgages.
                                                                                        TFCA3/1099 on
                                                                                        Second Copy
                                                                                        TFCAB/1099 on
                                                                                        Conditions

SABW  DOCUMENT                                                                          REFERENCE             USAGE PERIOD AND NOTES
W3 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Fixed          TFIX1/0200 on         From Feb 2000
   - Original, First Copy and Second Copy (each with Terms and Conditions on reverse)   Original              [In conjunction with
   Northern Rock plc                                                                    TFIX2/0200 on         Together Fixed
   [Used for Together Fixed Loans up to {pound-sterling}25,000]                         First Copy            Mortgages.]
                                                                                        TFIX3/0200 on
                                                                                        Second Copy
                                                                                        TFIXB/0200 on
                                                                                        Conditions
W4 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable       TVCA1/0200 on         From Feb 2000
   - Original, First Copy and Second Copy (each with Terms and Conditions on reverse)   Original              [In conjunction with
   Northern Rock plc                                                                    TVCA2/0200 on         Together Variable
   [Used for Together Variable Loans up to {pound-sterling}25,000]                      First Copy            Mortgages.]
                                                                                        [TVCA3/0200?]
                                                                                        on Second Copy
                                                                                        TVCAB/0200 on
                                                                                        Conditions
W5 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable       TVCA1/0200 on         From Jan 2001
   - Original, First Copy and Second Copy (each with Terms and Conditions on reverse)   Original              [In conjunction with
   Northern Rock plc                                                                    TVCA2/0200 on         Together Variable
   [Used for Together Variable Loans up to {pound-sterling}25,000]                      First Copy            Mortgages.]
                                                                                        [TVCA3/0200?]
                                                                                        on Second Copy
                                                                                        TVCAB/0101 on
                                                                                        Conditions
W6 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable       TVCA1/0200 on         From May 2001
   - Original, First Copy and Second Copy (each with Terms and Conditions on reverse)   Original              [In conjunction with
   Northern Rock plc                                                                    TVCA2/0200 on         Together Variable
   [Used for Together Variable Loans up to {pound-sterling}25,000]                      First Copy            Mortgages.]
                                                                                        [TVCA3/0200?]
                                                                                        on Second Copy
                                                                                        TVCAB/0501 on
                                                                                        Conditions
W7 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable       TVCA1/0200 on         From Aug 2001
   - Original, First Copy and Second Copy (each with Terms and Conditions on reverse)   Original              [In conjunction with
   Northern Rock plc                                                                    TVCA2/0200 on         Together Variable
   [Used for Together Variable Loans up to {pound-sterling}25,000]                      First Copy            Mortgages.]
                                                                                        [TVCA3/0200?]
                                                                                        on Second Copy
                                                                                        TVCAB/0801 on
                                                                                        Conditions
W8 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable       TVCA1/0200 on         From Aug 2001
   - Original, First Copy and Second Copy (each with Terms and Conditions on reverse)   Original              [In conjunction with
   Northern Rock plc                                                                    TVCA2/0200 on         Together Variable
   [Used for Together Variable Loans up to {pound-sterling}25,000]                      First Copy            Mortgages.]
                                                                                        [TVCA3/0200?]
                                                                                        on Second Copy
                                                                                        TVCAB/1001 on
                                                                                        Conditions
W9 Credit Agreement Regulated by the Consumer Credit Act 1974 - Drawdown Loan           CATC/0502 on          From May 2002
   -Original, First and Second Copies (each with Terms and Conditions)                  Original,
   Northern Rock plc                                                                    First Copy,
   [Used for Together Flexible Loans up to {pound-sterling}25,000]                      Second Copy
                                                                                        and on
                                                                                        Conditions

                                                                                                                USAGE PERIOD
SABW  DOCUMENT                                                                                  REFERENCE       AND NOTES
W10 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Fixed - Original,     ABTC/0802 on    From Aug 2002
    First Copy and Second Copy (each with Terms and Conditions on reverse)                      Original,       [In conjunction with
    Northern Rock plc                                                                           First Copy,     Together Fixed
    [Used for Together Fixed Loans up to {pound-sterling}25,000]                                Second Copy     Mortgages.]
                                                                                                and on
                                                                                                Conditions
W11 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable - Original,  TVCAB/0902      From Sep 2002
    First Copy and Second Copy (each with Terms and Conditions on reverse)                      on Original,    [In conjunction with
    Northern Rock plc                                                                           First Copy,     Together Variable
    [Used for Together Variable Loans up to {pound-sterling}25,000]                             Second Copy     Mortgages.]
                                                                                                and on
                                                                                                Conditions
W12 Credit Agreement Regulated by the Consumer Credit Act 1974 - Original, First Copy and       03/02 on        From Mar 2002
    Second Copy  "MPU" Drawdown Loan Agreement                                                  Original,
    Northern Rock plc                                                                           First Copy
                                                                                                and Second
                                                                                                Copy
                                                                                                CATC/0502 on
                                                                                                Conditions
W13 Credit Agreement Regulated by the Consumer Credit Act 1974 - Together Variable - Original,                  From Aug 2002
    First Copy and Second Copy
    "MPU" Unsecured Loan Agreement
    Northern Rock plc
    [Incorporates "where applicable" Together Connection Conditions]
X   CONDITIONS FOR TOGETHER PRODUCTS
    (INCLUDING TOGETHER CONNECTION OPTIONS - EG SAVINGS ACCOUNT APPLICATIONS/ AGREEMENTS ETC)
X1  Together Variable - Credit Card Application                                                 [  ]            From [   ]
    (with Terms and Conditions on reverse)                                                                      [In conjunction with
    Northern Rock plc                                                                                           Together Variable
                                                                                                                Mortgages.
X2  Together Variable - Credit Card Application                                                 CV4/1000        From Oct 2000
    (with Terms and Conditions on reverse)                                                                      [In conjunction with
    Northern Rock plc                                                                                           Together Variable
                                                                                                                Mortgages.
                                                                                                                [REQUEST BETTER
                                                                                                                COPY]
X3  Northern Rock Credit Card Application Form                                                  MAR 151/M9C     From Mar 1999
    (with Terms and Conditions)                                                                 22.3.99
    Northern Rock plc
X4  Together Connection Conditions                                                              MAR422          From Jan 2001
    Northern Rock plc                                                                           1.5.01
X5  Northern Rock Mortgage Credit Card                                                          [CCL/80A/2]     From Mar 2001
    (with Terms and Conditions on reverse)                                                      (CCL/ATA/2
    Northern Rock plc                                                                           15.3.2001 on
                                                                                                Conditions)
X6  together connections Save Direct Terms and Conditions                                       MAR             From May 2001
                                                                                                435/11676
                                                                                                1.5.2001
X7  together connections Current Account Terms and Conditions                                   MAR             From May 2001
                                                                                                436/11333
                                                                                                1.5.2001
X8  Northern Rock Credit Card Application Form                                                  MAR 341         From Jul 2001
    (with Terms and Conditions on reverse)                                                      9.7.2001
    Northern Rock plc

SABW  DOCUMENT                                                                    REFERENCE       USAGE PERIOD AND NOTES
X9    Options for Your together connection Mortgage [leaflet]                     MAR             From Mar 2002
      Northern Rock plc                                                           472/12369
                                                                                  15.3.2002
X10   Together Connection Conditions                                              MAR 422         From Aug 2002
      Northern Rock plc                                                           7.8.02
X10(a)Together Connection Conditions                                              MAR 631         From Nov 2002
      Northern Rock plc                                                           27.11.02
X11   Sample Special Conditions for Together Connections Mortgage                                 From 30 Aug 2002
      (incorporating Doc  by reference)                                                           (including New Mortgage Product
      Northern Rock plc                                                                           Statement of Requirements memo)
X12   Sample Special Conditions for Together Mortgage (5 Year Flexible Tracker                    From 30 Aug 2002
      Rate)                                                                                       (including New Mortgage Product
      Northern Rock plc                                                                           Statement of Requirements memo)
X13   Together Connection Savings Options Form                                    MAR             From Jan 2003
      Northern Rock plc                                                           635/1.03
X14   Covering Letter to Borrower enclosing Together Connections Options Docs
      and
      Northern Rock plc
X15   Sample Covering Letter to Borrower regarding Completion of a Together       31 Oct          Mr P Livingstone and Miss C M Bell
      Connections Loan                                                            2002            (App No 10374507)
      Northern Rock plc
X16   Sample Special Conditions for Together Variable loans                                       from 9 Jan 2003
      Northern Rock plc
X17   Sample Special Conditions for Together Connections mortgage loans - 5                       from 9 Jan 2003
      year discounted tracker
      Northern Rock plc
X18   Sample Special Conditions for Together Fixed mortgage loans - 2, 3, 5 and                   from 9 Jan 2003
      7 year fixed
      Northern Rock plc
X19   Sample Special Conditions for Together Exclusives Fixed mortgage loans -                    from 9 Jan 2003
      2, 3, 5 and 7 year fixed
      Northern Rock plc
X20   Sample Special Conditions for Together Exclusives mortgage loans                            from 9 Jan 2003
      Northern Rock plc
Y     MORTGAGE DEEDS
Y1    Mortgage Deed (HMLR filing ref MD 542Q)                                                     From Feb 1999
      Northern Rock plc [Together]
Y2    Mortgage Deed (HMLR filing ref MD 542T)                                     SOL 1           From Oct 1999 ?
      Northern Rock plc [Together]
Y3    Mortgage Deed (HMLR filing ref MD542Q)                                                      From Feb 1999
      Northern Rock plc [Together]
Y4    Mortgage Deed (HMLR filing ref MD542T)                                      SOL 1           From Oct 1999
      Northern Rock plc [Together Flexible]
Y5    Mortgage Deed (HMLR filing ref MD542T)                                      SOL 1           From Aug 2000
      Northern Rock plc [Together]                                                08/00.

                                                                                                                        USAGE PERIOD
SABW  DOCUMENT                                                                                             REFERENCE   AND NOTES
Y6 Mortgage Deed (HMLR filing ref MD542Z)                                                                  SOL 1       From Feb 2001
   Northern Rock plc [Together]                                                                            02/01.
Z  SUPPLEMENTARY INSTRUCTIONS TO SOLICITORS
Z1 [Together Mortgage - Reminder of documents to be sent with Report on Title]
Z2 [Notice - Unsecured funds not available for purchase of property]                                       UE1/0700    From Jul 2000
Z3 "Together" Flexible Loan Drawdown Loan Agreement - Addendum to Instructions to Solicitors/Licensed
   Conveyancers
   (with Certificate of Solicitor/Licensed Conveyancer on reverse)
Z4 "Together" Flexible Loan Drawdown Loan Agreement - Addendum to Instructions to Solicitors/Licensed      TFDA/0700   From Jul 2000
   Conveyancers
   (with Certificate of Solicitor/Licensed Conveyancer on reverse)
Z5 "Together" Loan Drawdown Loan Agreement - Addendum to Instructions to Solicitors/Licensed Conveyancers  TFDA/0501   From May 2001
   (with Certificate of Solicitor/Licensed Conveyancer on reverse)
Z6 Loan Drawdown Loan Agreement - Addendum to Instructions to Solicitors/Licensed Conveyancers             A2S/0502    From May 2002
   (refers to Together Connections Mortgages)
Z7 Drawdown Loan Agreement - Addendum to Instructions to Solicitors/Licensed Conveyancers                  A2S/0702    From Jul 2002
   (refers to Together Connections Mortgages)

                                                  (i)

                                                  (ii)

                             PART 5 PERSONAL LOANS


                                                              USAGE PERIOD
SABWDOCUMENT                                    REFERENCE     AND NOTES

AA   PERSONAL LOANS
AA1  Personal Loans - An Introduction            DEV 376       From 1 Apr 1996
     Northern Rock Building Society              01.4.1996
AA2  Secured Personal Loans - An Introduction    DEV 456       From 1 Jul 1997
     Northern Rock Building Society              01.7.1997
AA3  NOT USED
AA4  Secured Personal Loans - An Introduction    MAR 3         From 1 Oct 1997
     Northern Rock plc                           01.10.1997
AA5  Secured Personal Loans - An Introduction    MAR 3         From 15 Dec 1997
     Northern Rock plc                           15.12.1997
AA6  Secured Personal Loans - An Introduction    MAR 3         From 12 Feb 1998
     Northern Rock plc                           12.2.1998
AA7  Secured Personal Loans - An Introduction    MAR 3/8208    From 1 Jun 1998
     Northern Rock plc                           01.06.1998

SABW  DOCUMENT                                                 REFERENCE              USAGE PERIOD AND NOTES
AA8  Secured Personal Loans - An Introduction                   MAR 3/9195             From 20 Aug 1999
     Northern Rock plc                                          20.8.1999
AA9  Give me the Facts - Secured Loans Explained                MAR 3/9668             From 4 Mar 2000
     Northern Rock plc                                          04.3.2000
AA10 Give me the Facts - Secured Loans Explained                MAR 3/11279            From 10 May 2001
     Northern Rock plc                                          10.5.2001
AA11 Secured Loans Explained                                    MAR 3/12506            From 4 May 2002
     Northern Rock plc                                          04.5.2002
AA12 We can fix it - A Secured Personal Loan                    MAR 124/8813           From 1 Jun 1998
     Northern Rock plc                                          01.6.1998
AA13 We can fix it - A Secured Personal Loan                    MAR 125/8664           From 22 Jan 1999
     Northern Rock plc                                          22.1.1999
AA14 We can fix it - A Secured Personal Loan                    MAR 125/9459           From 1 Nov 1999
     Northern Rock plc                                          01.11.1999
AA15 We can fix it - A Secured Personal Loan                    MAR 125/9714           From 17 Jan 2000
     Northern Rock plc                                          17.1.2000
AA16 Let Me Plan Ahead - Secured Loans with a Fixed Rate        MAR 125/11038          From 21 Feb 2001
     Northern Rock plc                                          21.2.2001
AA17 Let Me Plan Ahead - Secured Loans with a Fixed Rate        MAR 125/11216          From 6 Apr 2001
     Northern Rock plc                                          06.4.2001
AA18 Let Me Plan Ahead - Secured Loans with a Fixed Rate        MAR 125/11815          From 19 Sept 2001
     Northern Rock plc                                          19.9.2001
AA19 I Want to Plan Ahead - Secured Loans with a Fixed Rate     MAR 125/12507          From May 2002
     Northern Rock plc                                          May 2002
AA20 Secured Personal Loans - A guide to costs                  DEV 220                From 14 Jul 1995
     Northern Rock Building Society                             14.7.1995
AA21 Secured Personal Loans - A guide to costs                  DEV 220                From 16 Oct 1995
     Northern Rock Building Society                             16.10.1995
AA22 Secured Personal Loans - A guide to costs                  DEV 220                From 28 Nov 1995
     Northern Rock Building Society                             28.11.1995
AA23 Secured Personal Loans - A guide to costs                  DEV 220                From 15 Feb 1995
     Northern Rock Building Society                             15.2.1996
AA24 Secured Personal Loans - A guide to costs                  DEV 376                From 1 Apr 1996
     Northern Rock Building Society                             01.4.1996
AA25 Secured Personal Loans - A guide to costs                  DEV 377                From 22 Apr 1996
     Northern Rock Building Society                             22.4.1996
AA26 Secured Personal Loans - A guide to costs                  DEV 377                From 25 Aug 1996
     Northern Rock Building Society                             25.8.1996
AA27 Secured Personal Loans - A guide to costs                  DEV 377                From 23 Oct 1996
     Northern Rock Building Society                             23.10.1996
AA28 Secured Personal Loans - A guide to costs                  DEV 377                From 3 Jan 1997
     Northern Rock Building Society                             03.1.1997
AA29 Secured Personal Loans - A guide to costs                  DEV 377                From 1 Mar 1997
     Northern Rock Building Society                             01.3.1997

SABW  DOCUMENT                                                           REFERENCE            USAGE PERIOD AND NOTES
AA30 Secured Personal Loans - A guide to costs                            DEV 377              From 7 Apr 1997
     Northern Rock Building Society                                       07.4.1997
AA31 Secured Personal Loans - A guide to costs                            DEV 377              From 1 May 1997
     Northern Rock Building Society                                       01.5.1997
AA32 Secured Personal Loans - A guide to costs                            DEV 457              From 23 Jul 1997
     Northern Rock Building Society                                       23.7.1997
AA33 Secured Personal Loans - A guide to costs                            DEV 457              From 18 Aug 1997
     Northern Rock plc                                                    18.8.1997
AA34 Secured Personal Loans - A guide to costs                            MAR 4                From 1 Oct 1997
     Northern Rock plc                                                    01.10.1997
AA35 Secured Personal Loans - A guide to costs                            MAR 4                From 1 Dec 1997
     Northern Rock plc                                                    01.12.1997
AA36 Secured Personal Loans - A guide to costs                            MAR 4/8208           From 1 Jun 1998
     Northern Rock plc                                                    01.6.1998
AA37 Secured Personal Loans - A guide to costs                            MAR 4/8267           From 3 Jul 1998
     Northern Rock plc                                                    03.7.1998
AA38 Secured Personal Loans - A guide to costs                            MAR 4/8748           From 1 Jan 1999
     Northern Rock plc                                                    01.2.1999
AA39 Secured Personal Loans - A guide to costs                            MAR 4/9155           From 24 Jul 1999
     Northern Rock plc                                                    24.7.1999
AA40 Secured Personal Loans - A guide to costs                            MAR 4/9358           From 1 Oct 1999
     Northern Rock plc                                                    01.10.1999
AA41 Secured Personal Loans - A guide to costs                            MAR 4/9680           From 5 Feb 2000
     Northern Rock plc                                                    05.2.2000
AA42 Give me the figures - Secured Loan Costs in Black and White          MAR 4/9668           From 4 Mar 2000
     Northern Rock plc                                                    04.3.2000
AA43 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11007          From 3 Mar 2001
     Northern Rock plc                                                    03.3.2001
AA44 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11138          From 1 May 2001
     Northern Rock plc                                                    01.5.2001
AA45 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11313          From 10 May 2001
     Northern Rock plc                                                    10.5.2001
AA46 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11619          From 1 Sept 2001
     Northern Rock plc                                                    01.9.2001
AA47 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11814          From 6 Oct 2001
     Northern Rock plc                                                    06.10.2001
AA48 Give me the figures - Secured Loan Costs in Black and White          MAR 4/12015          From 8 Nov 2001
     Northern Rock plc                                                    08.11.2001
AA49 Give me the figures - Secured Loan Costs in Black and White          MAR 4/12449          From 1 Dec 2001
     Northern Rock plc                                                    01.12.2001

                                                  (iii)

                                                  (iv)

                                                  (v)

                                                  (vi)

                         PART 5 NON-MATERIAL DOCUMENTS

SABW DOCUMENT                                         REFERENCE                    USAGE PERIOD AND NOTES

BB
BB1  Instructions to Solicitors Fixed Sum             ADV 269 5.98                 From May 1998
     Plan (Scotland)
     Northern Rock plc
BB2  Instructions to Solicitors - Fixed Sum           ADV 269a 5.98                From May 1998
     Plan (Scotland)
     Northern Roc plc
BB3  Deed of Variation of Security and                SOL009 09/00              From Sep 2000.  Not used by further advance dept.
     Receipt for Further Advance (Scotland)                                     Used by product transfer dept. where borrower is
     Northern Rock plc                                                          switching product and increasing borrowing at same
                                                                                time (only used on older forms of mortgage
                                                                                conditions switching from annual rest mortgage to a
                                                                                daily rest version.

BB4  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11665             From 3 Sep 2001
     Northern Rock plc                                03.9.2001
BB5  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11794             From 19 Sep 2001
     Northern Rock plc                                19.9.2001
BB6  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11856             From 4 Oct 2001
     Northern Rock plc                                04.10.2001
BB7  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11974             From 8 Nov 2001
     Northern Rock plc                                08.11.2001
BB8  Help Me Buy to Let - Mortgages for Landlords     MAR 466/12222             From 7 Jan 2002
     Northern Rock plc                                07.1.2002
BB9  I want to buy to Let - Mortgages for Landlords   MAR 466/12470             From 20 Mar 2002
     Northern Rock plc                                20.3.2002
BB10 I want to buy to Let - Mortgages for Landlords   MAR 466/12645             From 10 May 2002
     Northern Rock plc                                10.5.2002
BB11 I want to buy to Let - Mortgages for Landlords   MAR 466/12861             From 26 Jul 2002
     Northern Rock plc                                26.7.2002
BB12 I want to buy to Let - Mortgages for Landlords   MAR 466/12861             From 6 Aug 2002
     Northern Rock plc                                06.8.2002
BB13 I want to buy to Let - Mortgages for Landlords   MAR 466/13148             From 21 Oct 2002
     Northern Rock plc                                21.10.2002
BB14 I want to buy to Let - Mortgages for Landlords   MAR 466/13232             From 8 Nov 2002
     Northern Rock plc                                08.11.2002
BB15 Sample Special Conditions for Bradford &                                   From 9 Jan 2003
     Bingley Together Exclusives (Variable)
     Northern Rock plc

SABW  DOCUMENT                                                                        REFERENCE            USAGE PERIOD AND NOTES
BB16 Sample Special Conditions for Bradford & Bingley Together Exclusives Fixed                            From 9 Jan 2003
     mortgage loans - 2, 3, 5 and 7 year fixed
     Northern Rock plc
BB17 Sample Special Conditions for Buy to Let 2 year Fixed Rate                                            From 9 Jan 2003
     Northern Rock plc

BB18 Sample Special Conditions for Buy to Let 1.5% 5 year Tracker                                          From 9 Jan 2003
     Northern Rock plc

BB19 Sample Wording - Buy to Let - Help With Costs
     Northern Rock plc
BB20 Sample Special Conditions for HERM Cashplus Fixed and Capped/ Exclusive HERM                          From 9 Jan 2003
     Cashplus Fixed and Capped/ SIFA HERM Cashplus Fixed and Capped
     Northern Rock plc
BB21 Sample Special Conditions for HERM Standard Fixed and Capped/ HERM Standard                           From 9 Jan 2003
     Fixed and Capped Exclusives/ SIFA HERM Standard Fixed and Capped
     Northern Rock plc
BB22 Sample Special Conditions for Legal & General Together Exclusives (Variable)                          From 9 Jan 2003
     Northern Rock plc
BB23 Sample Special Conditions for Legal & General Together Exclusives Fixed                               From 9 Jan 2003
     mortgage loans - 2, 3, 5 and 7 year fixed
     Northern Rock plc
BB24 I want to buy to let                                                             MAR 466/13372        From 10 Jan 2003
     Northern Rock plc                                                                10.01.2003
BB25 Confirmation of Identity                                                         Jan 2002             From Jan 2002
     Northern Rock plc
BB26 Confirmation of Identity                                                         Sept 2002            From Sept 2002
     Northern Rock plc
BB27 Confirmation of Identity                                                         28 Jan 2003          From 28 Jan 2003
     Northern Rock plc
BB28 I need you to be there sometimes [insurance]                                     MAR 389/12958        From Sept 2002
     Northern Rock plc

SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY



By: